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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-6553

Strong Variable Insurance Funds, Inc., on behalf

of Strong Discovery Fund II,

Strong Mid Cap Growth Fund II and

Strong Multi Cap Value Fund II

(Exact name of registrant as specified in charter)

P.O. Box 2936 Milwaukee, WI	53201
(Address of principal executive offices)	(Zip code)

John W. Widmer, Strong Capital Management, Inc.

P.O. Box 2936 Milwaukee, WI 53201

(Name and address of agent for service)

Registrant’s telephone number, including area code: (414) 359-3400

Date of fiscal year end: December 31

Date of reporting period: December 31, 2004

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. (S) 3507.

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Discovery

Fund II

ANNUAL REPORT    |      December 31, 2004

Strong

Discovery

Fund II

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Investment Reviews

Strong Discovery Fund II

The stock market delivered a second consecutive year of gains to investors in 2004. The economy grew in fits and starts, making equity returns volatile, with much of the year’s gain being produced in the fourth quarter. For the year ended December 31, 2004, the Strong Discovery Fund II rose by 15.72%, compared to the Fund’s broad-based benchmark, the Russell 2000 Index, which advanced 18.33%. While the Fund delivered strong returns to shareholders, it lagged the benchmark, as the Fund’s growth style underperformed the broader market.

The year tested investors, as gains in the equity market were limited for much of the year by uncertainty about the presidential election, uneven job growth, rising short-term interest rates, increasing energy prices, a declining dollar, and continued turmoil in Iraq. Despite these trends, the economy continued to expand, and many companies experienced healthy profit growth that supported increased stock prices. Investor expectations vacillated from optimistic to dubious with each economic statistic that was released. While an improving economy and stock market were evident, investor satisfaction with the level of growth and sustainability was continually debated.

Investigative approach to investing

Throughout the year, we faithfully executed our intensive research process of “surrounding the company” in order to generate competitive returns for the Fund’s shareholders. We attempt to delve deeply into each company through financial statement analysis, conversations with management and, lastly, investigations of suppliers, customers and competitors. By utilizing this encompassing model, we are often able to identify companies that will produce a great deal of value relative to the required investment. Moreover, the process provides us with comprehensive knowledge regarding each of the Fund’s holdings and specifically, we can gain a better understanding of where the growth is being generated.

In addition to our research process, our team encourages an environment open to dissent. Within this environment, portfolio managers and analysts constantly challenge each individual investment. Every question presented requires the investments’ position in the portfolio to be further justified. This is a well-established and respected practice of all team members that will continue to assist us in assessing the risk and reward of every investment.

Marvel Enterprises and Equinix stood out

One result of our intensive research and inquisitive mindset was the Fund’s position in Marvel Enterprises. During 2004, this character-based entertainment company with interests in toy development and publishing continued to strengthen its licensing-based business model, as investors saw Spiderman return to the screen. In the process, the company may have gained valuable leverage in negotiating licensing agreements, and, we believe, laid potential groundwork for other fruitful uses of its vast pipeline of characters.

Our extensive research also enabled us to analyze interesting growth opportunities within technology. Due to increases in broadband penetration, multimedia content, and wireless data, Internet demand has been growing at an accelerated pace. One Fund holding that benefited from this trend was Equinix, the largest U.S. manager of data centers, which houses servers of corporations and Web portals. The company’s competitive advantage is their industry-leading aggregation of networks, which provides on-site direct interconnect access to more than 170 bandwidth providers representing more than 90% of the world’s Internet’s traffic. This service (of direct interconnect to the network) provides customers with access to the lowest-cost, highest-performance solution because it is a direct interconnect as opposed to other business models that require third parties.

During 2004, a holding that did not perform to our expectations was GrafTech International. This company manufactures and provides high-quality natural and synthetic graphite and carbon products and services for a variety of end markets. During the year, GrafTech incurred margin pressure due to an unexpected increase in commodity costs. Unfortunately, due to terms in the majority of long-term contracts, the company was not able to pass through the increased cost to customers. We liquidated the Fund’s position because we believed commodity costs would remain at higher levels. Therefore, the company would have continued expense pressure, impacting earnings for the foreseeable future resulting in GrafTech underperforming the markets expectations.

Outlook for 2005

As we enter 2005, we believe the key question is not whether the economy will grow but rather to what degree.

We are optimistic that the economy will continue to strengthen, driven by continued acceleration of enterprise capital spending and a resultant growth in earnings.

The market remains constructive, as investors climb a “wall of worry” with concerns about the health of the consumer, fading fiscal stimulus, record budget and trade deficits, a falling dollar, and uncertain employment growth. Companies today have record levels of free cash flow, but thus far have been reluctant to invest in large-scale projects. Consequently, we have seen a huge build-up in liquidity, with corporate debt levels at fifty-year lows. Historically, rising corporate profits and cash flows have led to accelerating capital investment. For this reason, we believe that most of the capital spending cycle and inventory build-up is yet to come.

In addition, we expect to pay close attention to the levels of job creation, long-term interest rates, and the resulting impact on the U.S. dollar. As always, we plan to continue to carefully select holdings for the Fund with an eye toward owning companies possessing unique and strong fundamentals.

The Fund is expected to reorganize into the Wells Fargo Advantage Discovery Fund (Variable Trust), the successor to the Strong Discovery Fund II, on or about April 11, 2005.

Thank you for your investment in the Strong Discovery Fund II. We appreciate the trust you have placed in us.

Thomas J. Pence

Portfolio Co-Manager

James M. Leach

Portfolio Co-Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet	Fund Highlights are continued on next page.

3

Strong Discovery Fund II

Growth of an Assumed $10,000 Investment†

From 5-8-92 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Mid-Cap Value Funds Index. Results include the reinvestment of all dividends and capital gains distributions. To equalize time periods, the indices’ performances were prorated for the month of October 1997.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Marvel Enterprises, Inc.	2.4%
NII Holdings, Inc. Class B	2.4%
Lyondell Petrochemical Company	2.1%
Abercrombie & Fitch Company Class A	2.0%
Expeditors International of Washington, Inc.	2.0%
Digene Corporation	1.9%
Pan American Silver Corporation	1.9%
Harman International Industries, Inc.	1.9%
Marvell Technology Group, Ltd.	1.9%
TIBCO Software, Inc.	1.8%

Top Ten	20.3%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	15.72%
5-year	9.05%
10-year	10.20%
Since Fund Inception (5-8-92)	9.95%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

The Fund’s returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. If all fees and charges had been deducted, the performance quoted would be significantly lower.

General: The underlying fund discussed is only available as an investment option in variable annuity contracts or variable life insurance policies issued by insurance companies.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Electronics — Semiconductor Manufacturing	7.0%
Internet — E*Commerce	6.9%
Medical — Biomedical/Genetics	6.2%
Telecommunications — Wireless Services	5.3%
Computer Software — Enterprise	3.2%
Computer Software — Security	2.9%
Oil & Gas — United States Exploration & Production	2.7%
Oil & Gas — Drilling	2.6%
Auto/Truck — Original Equipment	2.5%
Leisure — Toys/Games/Hobby	2.4%

Top Ten	41.7%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

5

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

				Actual		Hypothetical (5% return before expenses)
	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Discovery Fund II	Investor	1.20%	$1,000.00	$1,096.60	$6.32	$1,019.10	$6.09

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	This ratio does not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

6

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG DISCOVERY FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 96.9%
Aerospace - Defense Equipment 1.3%
GenCorp, Inc.	62,900	$1,168,053
Apparel - Clothing Manufacturing 0.9%
Coach, Inc. (b)	14,800	834,720
Auto/Truck - Original Equipment 2.5%
Autoliv, Inc.	23,800	1,149,540
Eaton Corporation	16,900	1,222,884

		2,372,424
Banks - Northeast 1.3%
North Fork Bancorporation, Inc.	42,050	1,213,143
Beverages - Alcoholic 1.3%
Constellation Brands, Inc. Class A (b)	25,700	1,195,307
Chemicals - Basic 2.1%
Lyondell Petrochemical Company	67,700	1,957,884
Commercial Services - Miscellaneous 1.5%
Cogent, Inc. (b)	14,200	468,600
Hewitt Associates, Inc. Class A (b)	29,300	937,893

		1,406,493
Computer - Local Networks 1.0%
MRV Communications, Inc. (b)	239,800	880,066
Computer - Peripheral Equipment 1.2%
Synaptics, Inc. (b) (d)	36,600	1,119,228
Computer Software - Desktop 1.6%
Macromedia, Inc. (b)	46,400	1,443,968
Computer Software - Enterprise 3.2%
Cognos, Inc. (b)	28,800	1,268,928
TIBCO Software, Inc. (b)	127,287	1,698,009

		2,966,937
Computer Software - Medical 1.0%
Cerner Corporation (b) (d)	17,300	919,841
Computer Software - Security 2.9%
Check Point Software Technologies, Ltd. (b)	53,700	1,322,631
McAfee, Inc. (b)	33,300	963,369
VeriSign, Inc. (b)	13,300	445,816

		2,731,816
Electronics - Contract Manufacturing 0.8%
Sanmina-SCI Corporation (b)	82,100	695,387
Electronics - Miscellaneous Components 1.3%
General Cable Corporation (b) (d)	53,400	739,590
Sigmatel, Inc. (b)	13,300	472,549

		1,212,139
Electronics - Semiconductor Manufacturing 7.0%
Advanced Micro Devices, Inc. (b)	61,900	1,363,038
Altera Corporation (b)	39,900	825,930
Cree, Inc. (b) (d)	35,500	1,422,840
Marvell Technology Group, Ltd. (b) (d)	49,200	1,745,124
National Semiconductor Corporation	28,900	518,755
Tessera Technologies, Inc. (b) (d)	17,200	640,012

		6,515,699
Finance - Investment Management 0.5%
T. Rowe Price Group, Inc.	8,000	$497,600
Household - Consumer Electronics 1.9%
Harman International Industries, Inc.	13,750	1,746,250
Internet - Content 2.2%
Monster Worldwide, Inc. (b)	32,700	1,100,028
SINA Corp (b) (d)	29,100	932,946

		2,032,974
Internet - E*Commerce 6.9%
Ameritrade Holding Corporation (b)	94,200	1,339,524
Getty Images, Inc. (b) (d)	21,400	1,473,390
Overstock.com, Inc. (b) (d)	15,300	1,055,700
Priceline.com, Inc. (b) (d)	62,519	1,474,823
ValueClick, Inc. (b)	80,200	1,069,066

		6,412,503
Internet - Network Security/Solutions 1.3%
Equinix, Inc. (b) (d)	28,300	1,209,542
Internet - Software 0.8%
OpenTV Corporation Class A (b)	200,785	771,014
Leisure - Gaming/Equipment 0.7%
Harrah’s Entertainment, Inc. (d)	9,800	655,522
Leisure - Hotels & Motels 0.1%
Las Vegas Sands Corporation (b)	1,000	48,000
Leisure - Movies & Related 0.9%
Lions Gate Entertainment Corporation (b) (d)	75,800	804,996
Leisure - Services 0.8%
Royal Caribbean Cruises, Ltd.	13,500	734,940
Leisure - Toys/Games/Hobby 2.4%
Marvel Enterprises, Inc. (b) (d)	110,549	2,264,044
Machinery - Construction/Mining 1.1%
Bucyrus International, Inc. Class A (d)	25,200	1,024,128
Machinery - General Industrial 1.6%
Albany International Corporation Class A	13,100	460,596
UNOVA, Inc. (b)	40,500	1,024,245

		1,484,841
Media - Radio/TV 0.5%
Westwood One, Inc. (b)	18,000	484,740
Medical - Biomedical/Biotechnology 6.2%
Digene Corporation (b)	68,984	1,803,932
Genzyme Corporation (b)	19,480	1,131,203
Guilford Pharmaceuticals, Inc. (b)	165,500	819,225
InterMune, Inc. (b)	37,200	493,272
Northfield Laboratories, Inc. (b)	38,100	859,155
Protein Design Labs, Inc. (b)	30,600	632,196

		5,738,983
Medical - Drug/Diversified 1.1%
Bone Care International, Inc. (b) (d)	37,600	1,047,160
Medical - Ethical Drugs 0.9%
Inspire Pharmaceuticals, Inc. (b) (d)	49,600	831,792

7

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG DISCOVERY FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Hospitals 0.7%
Community Health Systems, Inc. (b)	24,200	$674,696
Medical - Products 1.8%
American Medical Systems Holdings, Inc. (b) (d)	30,900	1,291,929
EPIX Pharmaceuticals, Inc. (b)	23,500	420,885

		1,712,814
Medical - Systems/Equipment 2.2%
Fisher Scientific International, Inc. (b)	22,400	1,397,312
Varian Medical Systems, Inc. (b)	15,420	666,761

		2,064,073
Medical/Dental - Services 1.1%
LabOne, Inc. (b)	31,400	1,006,056
Medical/Dental - Supplies 1.0%
Dentsply International, Inc.	16,800	944,160
Metal Ores - Miscellaneous 1.6%
Phelps Dodge Corporation	15,100	1,493,692
Mining - Gems 1.9%
Pan American Silver Corporation (b)	110,500	1,765,790
Oil & Gas - Canadian Exploration & Production 0.6%
Canadian Natural Resources, Ltd.	13,100	560,287
Oil & Gas - Drilling 2.6%
ENSCO International, Inc.	25,500	809,370
Noble Corporation (b)	31,500	1,566,810

		2,376,180
Oil & Gas - Machinery/Equipment 1.1%
Input/Output, Inc. (b)	119,700	1,058,148
Oil & Gas - Production/Pipeline 1.1%
The Williams Companies, Inc.	63,300	1,031,157
Oil & Gas - United States Exploration & Production 2.7%
Chesapeake Energy Corporation (d)	83,900	1,384,350
Edge Petroleum Corporation (b)	30,900	450,522
Noble Energy, Inc. (d)	10,900	672,094

		2,506,966
Paper & Paper Products 1.0%
Smurfit-Stone Container Corporation (b)	52,000	971,360
Real Estate Operations 1.4%
The St. Joe Company	20,200	1,296,840
Retail - Clothing/Shoes 2.0%
Abercrombie & Fitch Company Class A	39,800	1,868,610
Retail - Home Furnishings 0.6%
Williams-Sonoma, Inc. (b)	14,900	522,096
Retail - Miscellaneous 2.0%
Michaels Stores, Inc.	33,600	1,006,992
PETsMART, Inc.	25,144	893,366

		1,900,358
Telecommunications - Equipment 0.5%
Symmetricom, Inc. (b)	46,769	$454,127
Telecommunications - Wireless Equipment 1.2%
Carrier Access Corporation (b)	45,200	482,736
Novatel Wireless, Inc. (b) (d)	33,300	645,354

		1,128,090
Telecommunications - Wireless Services 5.3%
Crown Castle International Corporation (b)	77,100	1,282,944
NII Holdings, Inc. Class B (b) (d)	46,438	2,203,483
Nextel Partners, Inc. Class A (b)	72,900	1,424,466

		4,910,893
Transportation - Services 2.0%
Expeditors International of Washington, Inc.	32,800	1,832,864
Trucks & Parts - Heavy Duty 1.7%
Cummins, Inc.	11,300	946,827
Oshkosh Truck Corporation	9,900	676,962

		1,623,789

Total Common Stocks (Cost $73,034,018)		90,125,180

Short-Term Investments (a) 13.0%
Collateral Received for Securities Lending 9.9%
Navigator Prime Portfolio	9,237,039	9,237,039
Repurchase Agreements (c) 3.1%
ABN AMRO Inc. (Dated 12/31/04), 2.15% Due 1/03/05 (Repurchase proceeds $700,125); Collateralized by:
United States Government & Agency Issues	$700,000	700,000
State Street Bank (Dated 12/31/04) 0.85% Due 1/03/05 (Repurchase proceeds $2,177,254); Collateralized by:
United States Government & Agency Issues	2,177,100	2,177,100

Total Short-Term Investments (Cost $12,114,139)		12,114,139

Total Investments in Securities (Cost $85,148,157) 109.9%		102,239,319
Other Assets and Liabilities (9.9%)		(9,191,471)

Net Assets 100.0%		$93,047,848

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.
(d)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.

See Notes to Financial Statements.

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

Strong Discovery Fund II
Assets:
Investments in Securities, at Value (Cost of $85,148,157)	$102,239,319
Receivable for Securities Sold	224,798
Receivable for Fund Shares Sold	17,868
Dividends and Interest Receivable	8,727
Other Assets	35,676

Total Assets	102,526,388

Liabilities:
Payable for Securities Purchased	196,410
Payable for Fund Shares Redeemed	22,078
Payable Upon Return of Securities on Loan	9,237,039
Accrued Operating Expenses and Other Liabilities	23,013

Total Liabilities	9,478,540

Net Assets	$93,047,848

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$68,674,146
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	7,282,540
Net Unrealized Appreciation/Depreciation	17,091,162

Net Assets	$93,047,848

Capital Shares Outstanding (Unlimited Number Authorized)	6,349,945

Net Asset Value Per Share – Investor Class	$14.65

See Notes to Financial Statements.

9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

Strong Discovery Fund II
Income:
Dividends (net of foreign withholding taxes of $1,027)	$213,931
Interest	31,770

Total Income	245,701

Expenses:
Investment Advisory Fees	898,599
Custodian Fees	18,919
Shareholder Servicing Costs	133,157
Other	55,468

Total Expenses before Expense Waivers and Offsets	1,106,143
Expense Waivers and Offsets (Note 4)	(34,635)

Expenses, Net	1,071,508

Net Investment Income (Loss)	(825,807)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	13,028,691
Net Change in Unrealized Appreciation/Depreciation on Investments	651,584

Net Gain (Loss) on Investments	13,680,275

Net Increase (Decrease) in Net Assets Resulting from Operations	$12,854,468

See Notes to Financial Statements.

10

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Discovery Fund II
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(825,807)	$(306,304)
Net Realized Gain (Loss)	13,028,691	10,613,744
Net Change in Unrealized Appreciation/Depreciation	651,584	17,906,775

Net Increase (Decrease) in Net Assets Resulting from Operations	12,854,468	28,214,215
Distributions From Net Investment Income	—	—
Capital Share Transactions:
Proceeds from Shares Sold	4,918,232	8,818,943
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(18,839,811)	(27,678,704)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(13,921,579)	(18,859,761)

Total Increase (Decrease) in Net Assets	(1,067,111)	9,354,454
Net Assets:
Beginning of Year	94,114,959	84,760,505

End of Year	$93,047,848	$94,114,959

Undistributed Net Investment Income (Loss)	$—	$—
Transactions in Shares of the Fund:
Sold	369,685	769,668
Issued in Reinvestment Distributions	—	—
Redeemed	(1,455,984)	(2,663,548)

Net Increase (Decrease) in Shares of the Fund	(1,086,299)	1,893,880

See Notes to Financial Statements.

11

FINANCIAL HIGHLIGHTS

STRONG DISCOVERY FUND II

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$12.66	$9.08	$10.32	$11.88	$11.38
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.04)	(0.01)	(0.02)	0.08
Net Realized and Unrealized Gains (Losses) on Investments	2.12	3.62	(1.23)	0.63	0.42

Total from Investment Operations	1.99	3.58	(1.24)	0.61	0.50
Less Distributions:
From Net Investment Income	—	—	—	(0.08)	—
From Net Realized Gains	—	—	—	(2.09)	—

Total Distributions	—	—	—	(2.17)	—

Net Asset Value, End of Period	$14.65	$12.66	$9.08	$10.32	$11.88

Ratios and Supplemental Data
Total Return(b)	+15.72%	+39.43%	–12.02%	+4.08%	+4.39%
Net Assets, End of Period (In Millions)	$93	$94	$85	$121	$136
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.2%	1.2%	1.2%	1.2%	1.3%
Ratio of Expenses to Average Net Assets	1.2%	1.1%	1.2%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.9)%	(0.4)%	(0.1)%	(0.2)%	0.6%
Portfolio Turnover Rate	168.4%	292.6%	416.6%	502.8%	479.6%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

See Notes to Financial Statements.

12

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

Strong Discovery Fund II (the “Fund”) (a series fund of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2004, approximately 99% of the Fund’s shares were owned by the separate accounts of one insurance company.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Fund’s Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Fund’s Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund.

Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivative and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, the Fund had securities with a market value of $9,040,194 on loan and had received $9,237,039 in collateral (both are included within Investments in the Statement of Assets and Liabilities). Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2004, the securities lending income totaled $17,914.

14

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Fund for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Fund directed certain portfolio trades to brokers who, in turn, paid a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of 1.00% of the average daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 8), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Fund from May 21, 2004 until May 21, 2005. However, the Fund is expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Offsets in the Fund’s Statement of Operations. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at December 31, 2004, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking credits, and unaffiliated directors’ and independent officers’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 are $10,601, $133,157, $0, and $3,723 respectively.

15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

4.	Expense Waivers and Offsets

Expense waivers and offsets for the year ended December 31, 2004 included expense waivers and absorptions*, transfer agency banking credits, earnings credits, and directed brokerage credits of $27,259, $741, $96, and $6,539, respectively.

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 8. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 8.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2004, there were no borrowings by the Fund under the LOC. At December 31, 2004, there were no outstanding borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004 were $149,718,125 and $165,496,450, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

At December 31, 2004, the cost of investments in securities for federal income tax purposes was $85,405,087. Net unrealized appreciation of securities was $16,834,232, consisting of gross unrealized appreciation and depreciation of $17,448,531 and $614,299, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2004, distributable ordinary income and distributable long-term capital gains were $151,507 and $7,387,975, respectively.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Discovery Fund II	$—	$—	$—	$—	$—	$—

For corporate shareholders in the Fund, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

For shareholders in the Funds, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0.0% (unaudited).

The Fund utilized $4,347,669 of its capital loss carryovers during the year ended December 31, 2004.

8.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor

16

to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

9.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Discovery Fund II:

We have audited the accompanying statement of assets and liabilities of Strong Discovery Fund II (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

18

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Discovery Fund II

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Discovery Fund II into the Wells Fargo Advantage Discovery Fund.

For	Against	Abstain
5,827,871.227	271,645.464	487,335.333

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
5,744,334.992	338,471.957	504,045.075

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
5,773,295.296	329,264.183	484,292.545

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
6,586,852.024	—	—

19

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

20

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

21

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

22

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48472 02-05

WH2940 12-04

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Mid Cap Growth

Fund II

ANNUAL REPORT    |    December 31, 2004

Strong

Mid Cap Growth

Fund II

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Investment Reviews

Strong Mid Cap Growth Fund II

Recording its second consecutive year of positive double-digit returns, the Strong Mid Cap Growth Fund II recorded a gain of 19.16% during 2004. Though the Fund performed well, it fell short of the 20.22% return registered by the broad-based Russell Midcap Index.

During 2004, mid-cap value stocks outperformed mid-cap growth stocks by a wide margin, continuing a pattern we have seen for four of the last five years. This worked against the Fund’s ability to beat the Russell Midcap Index, which includes both growth and value stocks. Other sources of weakness compared with the benchmark included Fund holdings in generic drug, homebuilding, and biotechnology stocks.

Positive contributors to the Fund’s performance came most noticeably from the consumer discretionary sector, including names such as Starbucks, Harman International, and Station Casinos. Energy was another area of strength for the Fund, led by outstanding performance from Ultra Petroleum, a fast-growing exploration and production company. Other standout positive contributors were Puerto Rican bank, Doral Financial, and technology leaders Apple Computer and Marvell Technology.

Capitalizing on strong, sustainable growth

We believe earnings and revenue growth are critical factors in determining stock price movements. Thus, our research process was centered around finding companies with the prospects for robust and sustainable growth in earnings and revenue. To find that growth, we used thorough, hands-on research, emphasizing the potential profitability of a company’s business model and management’s track record in successfully executing its strategy. We then combined that company-specific analysis with our assessment of macroeconomic, long-term, and technical trends to form a decision about whether to invest in a particular stock.

For example, several months ago, we purchased shares of Ultra Petroleum because we believed it had tremendous potential profitability — extremely high production growth combined with the industry’s lowest cost structure. Our conclusion was that Ultra Petroleum’s high production growth rate was likely to continue for several more years, driven by the strength of its drilling prospects and management’s solid track record. Finally, an investment in Ultra Petroleum made sense given the team’s positive overall outlook for crude oil and natural gas prices. Ultra Petroleum was up 95% in 2004 and was one of the Fund’s largest holdings as of December 31, 2004.

The importance of effective selling criteria

Deciding when to sell a stock is just as important as deciding when to buy. Our selling criteria were essentially the opposite of our buying criteria. We may sell a stock when we see a deterioration in its fundamental qualities that causes us to become suspicious about the company’s prospective growth profile or the potential profitability of its business model. Examples of events that can trigger this suspicion are questionable earnings reports, new competitive threats, changes in the economy, or changes in management personnel.

In July of 2004, following its latest quarterly earnings report, we began selling shares of eResearch Technology, which provides software and consulting services to help companies streamline the Food and Drug Administration approval process. For the first time in several quarters, eResearch failed to post earnings that were higher than analysts’ estimates. Also, the growth in backlog of orders, a leading indicator of future growth, slowed dramatically. Our instincts to get more cautious proved accurate. In the following weeks and months, eResearch management guided analysts’ forecasts lower for the remainder of 2004 and for 2005. After falling as low as $10.70 in October, the stock finished the year at $15.85, down sharply from our initial sales in the mid $20s.

Looking ahead

As we begin 2005, our outlook for the next several months remains positive, as we expect the economy to benefit from continued low interest rates and inflation. This environment should allow for solid growth in corporate profits, which is typically beneficial to stock prices. We plan to continue to seek out the fastest-growing companies we can identify that we believe fit within the framework of our investment process.

Effective January 1, 2005, Thomas J. Pence, CFA, and James M. Leach, CFA, of Wells Capital Management Incorporated became the Portfolio Co-Managers of the Fund. In addition, the Fund is expected to reorganize into the Wells Fargo Advantage Discovery Fund (Variable Trust), the successor to the Strong Discovery Fund II, on or about April 11, 2005.

We thank you for your investment in the Strong Mid Cap Growth Fund II.

Brandon Nelson

Portfolio Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

2

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via FactSet

Fund Highlights are continued on next page.

3

Strong Mid Cap Growth Fund II

Growth of an Assumed $10,000 Investment†

From 12-31-96 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the Russell Midcap® Index and the Lipper Mid-Cap Growth Funds Index. Results include the reinvestment of all dividends and capital gains distributions.

Definitions:

**	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000 Index, which represent approximately 26% of the total market capitalization of the Russell 1000 Index. The Lipper Mid-Cap Growth Funds Index is the average of the 30 largest funds in the Lipper Mid-Cap Growth Funds Category. Source of the Russell Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper.

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Ultra Petroleum Corporation	3.6%
Doral Financial Corporation	3.3%
Starbucks Corporation	3.2%
Marvell Technology Group, Ltd.	2.8%
Apple Computer, Inc.	2.8%
Station Casinos, Inc.	2.6%
Cognizant Technology Solutions Corporation Class A	2.5%
Sierra Health Services, Inc.	2.4%
Marriott International, Inc. Class A	2.1%
Dycom, Industries, Inc.	2.0%

Top Ten	27.3%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

4

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	19.16%
5-year	-10.05%
Since Fund Inception (12-31-96)	8.11%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

The Fund’s returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. If all fees and charges had been deducted, the performance quoted would be significantly lower.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General: The underlying fund discussed is only available as an investment option in variable annuity contracts or variable life insurance policies issued by insurance companies.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	8.3%
Medical — Health Maintenance Organizations	6.9%
Financial Services — Miscellaneous	5.6%
Electronics —Semiconductor Manufacturing	4.4%
Leisure — Gaming/Equipment	3.6%
Leisure — Hotels & Motels	3.5%
Computer — IT Services	3.4%
Finance — Mortgage & Related Services	3.3%
Retail — Restaurants	3.2%
Telecommunications — Wireless Services	3.1%

Top Ten	45.3%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions.

Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: growth-style investing risk and small- and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

5

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Mid Cap Growth Fund II	Investor	1.13%	$1,000.00	$1,128.30	$6.05	$1,019.46	$5.74

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	This ratio does not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

6

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG MID CAP GROWTH FUND II

	Shares or Principal Amount	Value (Note 2)
Common Stocks 98.0%
Apparel - Clothing Manufacturing 2.0%
Coach, Inc. (b)	66,000	$3,722,400
Banks - West/Southwest 0.5%
Placer Sierra Bancshares	30,500	867,420
Building - Construction Products/ Miscellaneous 0.4%
USG Corporation (b)	17,000	684,590
Chemicals - Specialty 0.5%
Airgas, Inc.	33,000	874,830
Computer - IT Services 3.4%
Cognizant Technology Solutions Corporation Class A (b)	114,000	4,825,620
Kanbay International, Inc. (b)	23,900	748,070
Satyam Computer Services, Ltd. ADR	40,000	965,200

		6,538,890
Computer - Local Networks 2.0%
Juniper Networks, Inc. (b)	70,000	1,903,300
Polycom, Inc. (b)	83,000	1,935,560

		3,838,860
Computer - Manufacturers 2.8%
Apple Computer, Inc. (b)	82,000	5,280,800
Computer Software - Desktop 2.1%
Adobe Systems, Inc.	33,000	2,070,420
Macromedia, Inc. (b)	63,000	1,960,560

		4,030,980
Computer Software - Security 0.9%
VeriSign, Inc. (b)	48,000	1,608,960
Diversified Operations 0.8%
Textron, Inc.	19,000	1,402,200
Electronics - Military Systems 1.1%
L-3 Communications Corporation	29,000	2,123,960
Electronics - Scientific Measuring 0.5%
PerkinElmer, Inc.	45,400	1,021,046
Electronics - Semiconductor Manufacturing 4.4%
Marvell Technology Group, Ltd. (b)	149,000	5,285,030
Tessera Technologies, Inc. (b)	32,000	1,190,720
Varian Semiconductor Equipment Associates, Inc. (b)	52,000	1,916,200

		8,391,950
Energy - Other 1.4%
CONSOL Energy, Inc.	67,000	2,750,350
Finance - Consumer/Commercial Loans 1.4%
AmeriCredit Corporation (b)	109,000	2,665,050
Finance - Investment Brokers 1.1%
Chicago Mercantile Exchange Holdings, Inc.	9,000	2,058,300
Finance - Mortgage & Related Services 3.3%
Doral Financial Corporation	127,000	6,254,750
Financial Services - Miscellaneous 5.6%
Alliance Data Systems Corporation (b)	79,000	$3,750,920
Euronet Services, Inc. (b)	45,000	1,170,900
First Marblehead Corporation (b)	62,000	3,487,500
Jackson Hewitt Tax Service, Inc.	88,500	2,234,625

		10,643,945
Household - Consumer Electronics 1.6%
Harman International Industries, Inc.	23,400	2,971,800
Internet - Content 2.6%
Ask Jeeves, Inc. (b)	58,000	1,551,500
InfoSpace, Inc. (b)	73,500	3,494,925

		5,046,425
Internet - E*Commerce 0.5%
Arbinet-thexchange, Inc. (b)	38,600	959,210
Internet - Internet Service Provider 0.8%
j2 Global Communications, Inc. (b)	43,000	1,483,500
Internet - Network Security/Solutions 1.4%
Digital River, Inc. (b)	66,000	2,746,260
Leisure - Gaming/Equipment 3.6%
Boyd Gaming Corporation	46,000	1,915,900
Station Casinos, Inc.	89,000	4,866,520

		6,782,420
Leisure - Hotels & Motels 3.5%
Marriott International, Inc. Class A	63,000	3,967,740
Starwood Hotels & Resorts Worldwide, Inc.	45,000	2,628,000

		6,595,740
Machinery - Construction/Mining 1.8%
Joy Global, Inc.	81,000	3,517,830
Machinery - General Industrial 2.7%
IDEX Corporation	61,500	2,490,750
Pentair, Inc.	60,000	2,613,600

		5,104,350
Media - Radio/TV 0.5%
Central European Media Enterprises, Ltd. Class A (b)	25,000	974,550
Medical - Biomedical/Biotechnology 1.5%
Biosite Diagnostics, Inc. (b)	27,000	1,661,580
Sepracor, Inc. (b)	19,000	1,128,030

		2,789,610
Medical - Drug/Diversified 1.3%
Bone Care International, Inc. (b)	22,000	612,700
Conor Medsystems, Inc. (b)	44,000	609,400
HealthExtras, Inc. (b)	71,200	1,160,560

		2,382,660
Medical - Ethical Drugs 0.7%
Eyetech Pharmaceuticals, Inc. (b)	30,100	1,369,550
Medical - Health Maintenance Organizations 6.9%
Aetna, Inc.	29,000	3,617,750
Centene Corporation (b)	52,000	1,474,200
Molina Healthcare, Inc. (b)	48,000	2,226,240
PacifiCare Health Systems, Inc. Class A (b)	22,000	1,243,440
Sierra Health Services, Inc. (b)	84,000	4,629,240

		13,190,870
Medical - Outpatient/Home Care 0.4%
Amedisys, Inc. (b)	24,000	777,360

7

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MID CAP GROWTH FUND II (continued)

	Shares or Principal Amount	Value (Note 2)
Medical - Systems/Equipment 0.8%
ArthroCare Corporation (b)	49,000	$1,570,940
Medical/Dental - Services 1.8%
Covance, Inc. (b)	30,000	1,162,500
Quest Diagnostics, Inc.	24,000	2,293,200

		3,455,700
Medical/Dental - Supplies 1.2%
Kinetic Concepts, Inc. (b)	30,900	2,357,670
Oil & Gas - Drilling 0.6%
Precision Drilling Corporation (b)	18,000	1,130,400
Oil & Gas - Field Services 1.4%
BJ Services Company	56,000	2,606,240
Oil & Gas - Machinery/Equipment 1.9%
Grant Prideco, Inc. (b)	44,000	882,200
Smith International, Inc. (b)	51,900	2,823,879

		3,706,079
Oil & Gas - United States Exploration & Production 8.3%
Bill Barrett Corporation (b)	37,000	1,183,630
EOG Resources, Inc.	27,000	1,926,720
InterOil Corporation (b)	59,300	2,243,912
Ultra Petroleum Corporation (b)	143,000	6,882,590
XTO Energy, Inc.	103,000	3,644,140

		15,880,992
Real Estate Operations 1.5%
The St. Joe Company	45,000	2,889,000
Retail - Clothing/Shoe 2.0%
American Eagle Outfitters, Inc.	41,000	1,931,100
Urban Outfitters, Inc. (b)	41,000	1,820,400

		3,751,500
Retail - Miscellaneous 1.2%
PETCO Animal Supplies, Inc. (b)	26,000	1,026,480
PETsMART, Inc.	33,000	1,172,490

		2,198,970
Retail - Restaurants 3.2%
Starbucks Corporation (b)	98,000	6,111,280
Retail/Wholesale - Building Products 0.5%
Hughes Supply, Inc.	30,000	970,500
Retail/Wholesale - Computer/Cellular 0.4%
Navarre Corporation (b)	44,000	774,400
Steel - Specialty Alloys 0.4%
Oregon Steel Mills, Inc. (b)	40,000	811,600
Telecommunications - Equipment 2.0%
Dycom Industries, Inc. (b)	127,000	3,876,040
Telecommunications - Wireless Equipment 2.0%
Research in Motion, Ltd. (b)	37,000	3,049,540
Trimble Navigation, Ltd. (b)	24,400	806,176

		3,855,716
Telecommunications - Wireless Services 3.1%
NII Holdings, Inc. Class B (b)	49,000	$2,325,050
Nextel Partners, Inc. Class A (b)	132,000	2,579,280
Western Wireless Corporation Class A (b)	35,000	1,025,500

		5,929,830
Transportation - Truck 1.3%
Forward Air Corporation (b)	55,000	2,458,500
Utility - Electric Power 0.4%
Ormat Technologies, Inc. (b)	49,600	807,488

Total Common Stocks (Cost $142,014,265)		186,594,261

Short-Term Investments (a) 2.1%
Repurchase Agreements (c)
ABN AMRO Inc. (Dated 12/31/04), 2.15%, Due 1/03/05 (Repurchase proceeds $2,500,448); Collateralized by: United States Government & Agency Issues	$2,500,000	2,500,000
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $1,511,607); Collateralized by: United States Government & Agency Issues	1,511,500	1,511,500

Total Short-Term Investments (Cost $4,011,500)		4,011,500

Total Investments in Securities (Cost $146,025,765) 100.1%		190,605,761
Other Assets and Liabilities, Net (0.1)%		(167,412)

Net Assets 100.0%		$190,438,349

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	See Note 2(J) of Notes to Financial Statements.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

8

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

Strong Mid Cap Growth Fund II
Assets:
Investments in Securities, at Value (Cost of $146,025,765)	$190,605,761
Receivable for Fund Shares Sold	76,563
Other Assets	81,267

Total Assets	190,763,591

Liabilities:
Payable For Fund Shares Redeemed	260,919
Accrued Operating Expenses and Other Liabilities	64,323

Total Liabilities	325,242
Net Assets	$190,438,349

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$433,125,637
Undistributed Net Investment Income (Loss)	—
Accumulated Net Realized Gain (Loss)	(287,267,284)
Net Unrealized Appreciation/Depreciation	44,579,996
Net Assets	$190,438,349

Capital Shares Outstanding (Unlimited Number Authorized)	11,637,897

Net Asset Value Per Share – Investor Class	$16.36

See Notes to Financial Statements.

9

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

Strong Mid Cap Growth Fund II
Income:
Dividends (net of foreign withholding taxes of $10,334)	$663,901
Interest	52,295

Total Income	716,196

Expenses:
Investment Advisory Fees	1,426,337
Administrative Fees	570,535
Custodian Fees	19,294
Shareholder Servicing Costs	587,230
Other	143,024

Total Expenses before Expense Waivers and Offsets	2,746,420
Expense Waivers and Offsets (Note 4)	(542,760)

Expenses, Net	2,203,660

Net Investment Income (Loss)	(1,487,464)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on Investments	25,026,832
Net Change in Unrealized Appreciation/Depreciation on Investments	9,072,806

Net Gain (Loss) on Investments	34,099,638

Net Increase (Decrease) in Net Assets Resulting from Operations	$32,612,174

See Notes to Financial Statements.

10

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Mid Cap Growth Fund II
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(1,487,464)	$(1,868,992)
Net Realized Gain (Loss)	25,026,832	27,879,110
Net Change in Unrealized Appreciation/Depreciation	9,072,806	36,594,035

Net Increase (Decrease) in Net Assets Resulting from Operations	32,612,174	62,604,153
Distributions From Net Investment Income	—	—
Capital Share Transactions:
Proceeds from Shares Sold	18,909,302	86,035,458
Proceeds from Reinvestment of Distributions	—	—
Payment for Shares Redeemed	(79,612,437)	(102,046,611)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(60,703,135)	(16,011,153)

Total Increase (Decrease) in Net Assets	(28,090,961)	46,593,000
Net Assets:
Beginning of Year	218,529,310	171,936,310

End of Year	$190,438,349	$218,529,310

Undistributed Net Investment Income (Loss)	$—	$—
Transactions in Shares of the Fund:
Sold	1,299,898	7,225,589
Issued in Reinvestment of Distributions	—	—
Redeemed	(5,572,524)	(8,127,827)

Net Increase (Decrease) in Shares of the Fund	(4,272,624)	(902,238)

See Notes to Financial Statements.

11

FINANCIAL HIGHLIGHTS (continued)

STRONG MID CAP GROWTH FUND II

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003	Dec. 31, 2002	Dec. 31, 2001	Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$13.73	$10.23	$16.38	$23.66	$30.37
Income From Investment Operations:
Net Investment Income (Loss)	(0.13)	(0.12)	(0.12)	(0.15)	(0.16)
Net Realized and Unrealized Gains (Losses) on Investments	2.76	3.62	(6.03)	(7.13)	(4.51)

Total from Investment Operations	2.63	3.50	(6.15)	(7.28)	(4.67)
Less Distributions:
From Net Investment Income	—	—	—	—	—
From Net Realized Gains	—	—	—	—	(2.04)

Total Distributions	—	—	—	—	(2.04)

Net Asset Value, End of Period	$16.36	$13.73	$10.23	$16.38	$23.66

Ratios and Supplemental Data
Total Return(b)	+19.16%	+34.21%	–37.55%	–30.77%	–14.84%
Net Assets, End of Period (In Millions)	$190	$219	$172	$323	$531
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.4%	1.5%	1.5%	1.4%	1.2%
Ratio of Expenses to Average Net Assets	1.2%	1.2%	1.2%	1.2%	1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.8)%	(0.8)%	(0.9)%	(0.7)%	(0.7)%
Portfolio Turnover Rate	183.7%	261.4%	521.8%	628.5%	601.4%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

See Notes to Financial Statements.

12

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

Strong Mid Cap Growth Fund II (the “Fund”) (a series fund of Strong Variable Insurance Funds, Inc.) is a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2004, approximately 41%, 13% and 12% of the Fund’s shares were owned by the separate accounts of three insurance companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Fund’s Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Fund’s Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance. The Fund held no restricted and illiquid securities at December 31, 2004.

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivatives and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation. Foreign securities may be less liquid than domestic securities.

13

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations.

At December 31, 2004, the Fund had no securities on loan. Amounts earned as interest on investments of cash collateral, net of rebates and other securities lending expenses, are included in Interest Income in the Statement of Operations. For the year ended December 31, 2004, the securities lending income totaled $1,951.

14

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Fund for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Fund directed certain portfolio trades to brokers who, in turn, paid a portion of the Fund’s expenses not attributable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent and related services to the Fund. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 9), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Fund from May 21, 2004 until May 21, 2005. However, the Fund is expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Waivers and Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at December 31, 2004, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking charges, and unaffiliated directors’ and independent officers’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 are $43,950, $587,230, $4,484, and $8,385, respectively.

15

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

4.	Expense Waivers and Offsets

Expense waivers and offsets for the year ended December 31, 2004 included expense waivers and absorptions*, transfer agency banking credits, earnings credits, and directed brokerage credits of $529,641, $0, $326, and $12,793, respectively.

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 8. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 8.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing.

Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. For the year ended December 31, 2004, there were no borrowings by the Fund under the LOC. At December 31, 2004, there were no outstanding borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004 were $344,310,411 and $407,326,255, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

At December 31, 2004, the cost of investments in securities for federal income tax purposes was $146,810,390. Net unrealized appreciation of securities was $43,795,371, consisting of gross unrealized appreciation and depreciation of $44,237,829 and $442,458, respectively. The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2004, distributable ordinary income and distributable long-term capital gains were $0 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in varying amounts through 2010) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Mid Cap Growth Fund II	$—	$—	$286,482,659	$—	$—	$—

For corporate shareholders in the Fund, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

For shareholders in the Fund, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0.0% (unaudited).

The Fund utilized $24,707,812 of its capital loss carryovers during the year ended December 31, 2004.

8.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor

16

to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

9.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Mid Cap Growth Fund II:

We have audited the accompanying statement of assets and liabilities of Strong Mid Cap Growth Fund II (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

18

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Mid Cap Growth Fund II

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals:

To approve the reorganization of the Strong Mid Cap Growth Fund II into the Wells Fargo Advantage Discovery Fund.

For	Against	Abstain
11,115,802.330	396,933.498	811,131.214

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
11,157,297.552	416,090.018	750,479.472

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
11,143,541.562	435,573.540	744,751.940

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
12,323,867.042	—	—

19

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

20

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

21

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

22

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48473 02-05

WH2980 12-04

Item 1.    Reports to Shareholders

ANNUAL REPORT    |    December 31, 2004

Strong

Multi Cap Value

Fund II

ANNUAL REPORT    |      December 31, 2004

Strong

Multi Cap Value

Fund II

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. On December 10, 2004, and on December 22, 2004, shareholders of the Strong Funds met and approved 1) the reorganization of each Strong Fund into a Wells Fargo Advantage Fund (“Reorganization”), and 2) interim investment advisory agreements between the Strong Funds and Wells Fargo Funds Management, LLC and certain sub-advisors (“Interim Agreements”). The Interim Agreements became effective January 1, 2005. The Reorganization of the Funds is expected to occur on or about April 11, 2005.

Investment Reviews

Strong Multi Cap Value Fund II

The Strong Multi Cap Value Fund II gained 16.77% during the 12 months ending December 31, 2004. This result exceeded the 10.87% return of the S&P 500 Index, the Fund’s broad-based benchmark. The Fund’s relative performance was aided in part by the strong outperformance of value shares over the growth sector across all capitalization groups during the year.

Quantitative and fundamental analysis

In managing the Fund, we follow a multidimensional screening process. We use quantitative analysis to narrow the field of potential investments but spend most of our time on fundamental research. In particular, we try to identify some dynamics for change that are not already reflected in a stock’s price. This can be a new management team, new business plan, new product, industry consolidation, or any number of other developments that could favorably influence a company’s prospects.

The primary areas that helped the Fund’s performance were the energy sector and the construction industry. In particular, exploration and production holding Range Resources benefited from two highly beneficial acquisitions, higher oil and gas prices, and strong production growth in its existing properties. Likewise, continued production growth and successful exploration results by Canadian Natural Resources helped the shares of this senior oil and gas producer sharply appreciate. For Chicago Bridge & Iron, new contract awards related to the construction or expansion of liquefied natural gas (LNG) terminals has helped the growth in backlog of orders, a leading indicator of future growth, to increase and for these shares to surge. Much of the outperformance by the Fund took place in the second half of 2004, when we saw especially good results from the energy sector.

Detracting influences

These positive results were partly offset by negative influences from the Fund’s holdings in the telecommunications, technology, and gold mining areas. We continued to believe, however, that many of these holdings were undervalued and could rebound in 2005. For example, in the processing industry, GrafTech International underperformed because expectations for lower electrode pricing caused a reduction of its projected earnings in 2005. However, end-user demand remained excellent, leading us to expect better electrode pricing in 2005.

At the end of the period, we remained significantly underweighted in the financials area because we believed that many of these stocks, especially banks, could face a difficult business environment if interest rates continued to rise. In a rising rate environment, traditional banks and mortgage companies generally tend to experience reduced profitability or lower valuations. However, we continued to review select names within the insurance industry that we believed had the ability to achieve strong revenue growth while meeting our stringent criteria in other areas.

Future challenges

Going into 2004, we anticipated that the year would bring a challenging investment environment. We believed the markets would reward active managers with strong stock-picking abilities. We maintain this view as we move into 2005. Equity markets are likely to be challenged by a variety of factors, including geopolitics, the continued threat of terrorism, and the prospect of further interest-rate hikes from the Federal Reserve Board. Moreover, for both consumers and many businesses, high-energy costs could siphon off disposable cash that might have been used for other purchases, thereby restraining economic growth.

However, we believe the Fund is well positioned to perform favorably in this type of market climate. Many of the sectors that have added value to the Fund in the past, such as energy and materials, could be poised to perform well in the upcoming market environment because of their low valuations. Additionally, the continuation of a gradual increase in interest rates globally could help to maintain more sustainable growth in demand for raw material inputs. By preventing global economies from overheating, higher rates might be able to extend the economic recovery for a longer period of time than would otherwise be the case. The Fund is expected to reorganize into the Wells Fargo Advantage Multi Cap Value Fund (Variable Trust), the successor to the Strong Multi Cap Value Fund II, on or about April 11, 2005.

Thank you for your investment in the Strong Multi Cap Value Fund II.

I. Charles Rinaldi

Portfolio Manager

Mention of specific securities in this report is not indicative of whether the Fund may make additional purchases of, sell all or a portion of, or continue to hold those securities.

Fund Highlights

Sector Weightings

Percent of Net Assets, as of 12-31-04

Source: Frank Russell Company via Facset

Fund Highlights are continued on next page.

Strong Multi Cap Value Fund II

Growth of an Assumed $10,000 Investment†

From 10-10-97 to 12-31-04

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

†	This graph, provided in accordance with SEC regulations, compares a $10,000 investment in the Fund, made at its inception, with the performance of the S&P 500 Index and the Lipper Small-Cap Core Funds Index. Results include the reinvestment of all dividends and capital gains distributions. The graph and the Average Annual Total Returns table do not reflect the deduction of taxes, if any, that a shareholder would pay on Fund distributions or the redemption of Fund shares. To equalize time periods, the indices’ performances were prorated for the month of October 1985.

Definitions:

**	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market value weighted index (stock price times number of shares outstanding), with each stock’s weight in the Index proportionate to its market value. The Lipper Small-Cap Core Funds Index is the average of the 30 largest funds in the Lipper Small-Cap Core Funds Category. Source of the S&P Index data is Standard & Poor’s Micropal. Source of the Lipper Index data is Lipper

It is not possible to invest directly in an index.

Top Holdings

Percent of Net Assets, as of 12-31-04

Global Industries, Ltd.	4.5%
Range Resources Corporation	4.0%
Royal Group Technologies, Ltd.	3.4%
GrafTech International, Ltd.	3.4%
ECI Telecom, Ltd.	3.3%
Canadian Natural Resources, Ltd.	3.1%
Empire Resorts, Inc.	2.9%
Key Energy Services, Inc.	2.8%
El Paso Corporation	2.8%
Forest Oil Corporation	2.8%

Top Ten	33.0%

Holdings vary. More complete holdings are available at www.Strong.com.

Percentage Restrictions: The Fund’s prospectus and statement of additional information may describe restrictions on the percentage of a particular type or quality of security in which the Fund may invest (“Percentage Restrictions”). Percentage Restrictions apply at the time the Fund purchases a security. Circumstances subsequent to the purchase of the security, such as a change in: (1) the Fund’s assets (e.g., due to cash inflows and redemptions), (2) the market value of the security, or (3) the pricing, liquidity, or rating of the security, may cause the Fund to exceed or fall short of the Percentage Restriction. If this happens, the Fund’s continued holding of the security will not constitute a violation of the Percentage Restriction.

Average Annual Total Returns

As of 12-31-04

Investor Class[1]
1-year	16.77%
5-year	6.87%
Since Inception (10-10-97)	4.48%

Performance is historical and does not guarantee future results. Investment returns and principal value will fluctuate, and you may have a gain or loss when you sell shares. Current performance may be lower or higher than the quoted performance. Call us or visit www.Strong.com for the most recent month-end performance.

Fee Waivers:

[1]	From time to time, the Fund’s advisor and/or administrator has waived fees and/or absorbed Fund expenses, which has resulted in higher returns. As of 12-31-04, there are waivers and/or absorptions in effect.

The Fund’s returns include the effect of deducting fund expenses, but do not include charges and expenses attributable to any particular insurance product. If all fees and charges had been deducted, the performance quoted would be significantly lower.

Performance: From time to time, the Fund’s performance was significantly enhanced through investments in initial public offerings (IPOs). In addition, the effect of IPOs purchased when the Fund’s asset base was small may have been magnified. Given these circumstances, you should not expect that such enhanced returns can be consistently achieved. Please consider this before investing.

General: The underlying fund discussed is only available as an investment option in variable annuity contracts or variable life insurance policies issued by insurance companies.

Top Ten Industries

Percent of Net Assets, as of 12-31-04

Oil & Gas — United States Exploration & Production	13.5%
Oil & Gas — Field Services	10.4%
Telecommunications — Equipment	6.1%
Metal Ores — Gold/Silver	4.6%
Medical — Nursing Homes	3.5%
Building — Construction Products/Miscellaneous	3.4%
Steel — Specialty Alloys	3.4%
Insurance — Property/Casualty/Title	3.1%
Oil & Gas — Canadian Exploration & Production	3.1%
Machinery — General Industrial	3.0%

Top Ten	54.1%

Risks: Stock funds should only be considered for long-term goals as values fluctuate in response to the activities of individual companies and general market and economic conditions. Investment strategies that concentrate in particular market segments or fewer securities tend to increase the total risk of an investment (relative to the broader market). This Fund is exposed to the following specific risks: value-style investing risk and medium-company risk. Consult the Fund’s prospectus for additional information on these and other risks.

YOUR FUND’S EXPENSES	December 31, 2004

About Your Fund’s Expenses

Example

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, or other distributions; redemption fees; and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other fund expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on a hypothetical investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2004 through December 31, 2004.

Actual Expenses

The columns under the heading entitled “Actual” help you to estimate the actual expenses you paid over the period. The “Actual — Ending Account Value” shown is derived from the Fund’s actual return, and the “Actual — Expenses Paid During Period” shows the dollar amount that would have been paid by an investor who started with $1,000 in the Fund. To estimate the expenses you paid on your account during this period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column under the heading entitled “Actual — Expenses Paid During Period”.

Hypothetical Example for Comparison Purposes

The columns under the heading entitled “Hypothetical” provide information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the last column of the table (Hypothetical — Expenses Paid During Period) is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs could have been higher.

Actual Returns vs. Hypothetical Returns

Six Months Ended December 31, 2004

	Class	Fund’s Annualized Expense Ratio[1,2]	Beginning Account Value 7-01-04	Actual		Hypothetical (5% return before expenses)
				Ending Account Value 12-31-04	Expenses Paid During Period[3]	Ending Account Value 12-31-04	Expenses Paid During Period[3]
Strong Multi Cap Value Fund II	Investor	1.14%	$1,000.00	$1,138.30	$6.13	$1,019.41	$5.79

[1]	Based on the Fund’s most recent six-month period; may differ from expense ratios based on one-year data in the Financial Highlights.
[2]	This ratio does not include the effect of directed brokerage credits and/or custody earnings credits, if any.
[3]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184 days, and divided by 366.

SCHEDULE OF INVESTMENTS IN SECURITIES	December 31, 2004

STRONG MULTI CAP VALUE II FUND

	Shares or Principal Amount	Value (Note 2)
Common Stocks 97.7%
Apparel - Clothing Manufacturing 0.6%
Guess?, Inc. (b)	12,540	$157,377
Auto/Truck - Original Equipment 0.6%
Dana Corporation	9,250	160,302
Building - Construction Products/Miscellaneous 3.4%
Royal Group Technologies, Ltd. (b)	84,740	887,228
Building - Heavy Construction 2.1%
Chicago Bridge & Iron Company NV (d)	13,605	544,200
Building - Maintenance & Services 0.7%
ABM Industries, Inc.	9,235	182,114
Chemicals - Plastics 1.3%
Intertape Polymer Group, Inc. (b)	37,810	344,449
Chemicals - Specialty 0.7%
Hercules, Inc. (b)	12,140	180,279
Commercial Services - Consulting 0.2%
Watson Wyatt & Company Holdings	1,890	50,935
Commercial Services - Security/Safety 0.4%
DHB Industries, Inc. (b) (d)	5,600	106,624
Commercial Services - Staffing 0.2%
MPS Group, Inc. (b)	4,200	51,492
Computer - Data Storage 1.1%
Seagate Technology (b) (d)	17,160	296,353
Computer - Local Networks 0.2%
Computer Network Technology Corporation (b)	8,270	58,717
Computer - Manufacturers 1.3%
Sun Microsystems, Inc. (b)	60,490	325,436
Computer Software - Desktop 1.8%
Microsoft Corporation	17,760	474,370
Computer Software - Enterprise 0.8%
Lightbridge, Inc. (b)	34,200	206,568
Containers 1.2%
Constar International, Inc. (b)	41,950	323,854
Electronics - Contract Manufacturing 0.6%
Celestica, Inc. (b)	10,160	143,358
Electronics - Miscellaneous Components 0.2%
Coherent, Inc. (b) (d)	1,900	57,836
Electronics - Scientific Measuring 0.2%
Newport Corporation (b)	3,590	50,619
Electronics - Semiconductor Manufacturing 0.7%
Amkor Technology, Inc. (b)	10,560	70,541
Credence Systems Corporation (b)	7,470	$68,351
Zoran Corporation (b)	2,760	31,961

		170,853
Finance - Consumer/Commercial Loans 0.4%
Falcon Financial Investment Trust	16,530	115,710
Finance - Equity REIT 0.8%
American Financial Realty Trust	13,080	211,634
Finance - Investment Brokers 0.2%
Labranche & Company, Inc. (b)	5,760	51,610
Food - Miscellaneous Preparation 1.2%
Del Monte Foods Company (b)	27,790	306,246
Insurance - Diversified 0.3%
PXRE Group, Ltd.	2,600	65,546
Insurance - Property/Casualty/Title 3.1%
EMC Insurance Group, Inc.	5,385	113,011
Endurance Specialty Holdings, Ltd.	2,300	78,660
Mercury General Corporation	3,230	193,542
NYMAGIC, Inc.	4,955	125,361
Platinum Underwriters Holdings, Ltd.	6,100	189,710
Specialty Underwriters’ Alliance, Inc. (b)	12,200	115,900

		816,184
Internet - Software 1.1%
Vignette Corporation (b)	202,350	281,266
Leisure - Gaming/Equipment 2.9%
Empire Resorts, Inc. (b)	68,096	759,270
Leisure - Services 0.1%
Great Wolf Resorts, Inc. (b)	1,200	26,808
Machinery - General Industrial 3.0%
Briggs & Stratton Corporation (d)	6,764	281,247
UNOVA, Inc. (b) (d)	19,790	500,489

		781,736
Media - Diversified 0.6%
Time Warner, Inc. (b)	8,620	167,573
Media - Radio/TV 0.7%
The E.W. Scripps Company Class A	3,560	171,877
Medical - Biomedical/Biotechnology 1.2%
CV Therapeutics, Inc. (b) (d)	13,180	303,140
Medical - Ethical Drugs 1.5%
Biovail Corporation International (b)	14,450	238,858
Endo Pharmaceuticals Holdings, Inc. (b)	7,260	152,605

		391,463
Medical - Nursing Homes 3.5%
Beverly Enterprises, Inc. (b)	74,590	682,498
Manor Care, Inc.	6,730	238,444

		920,942
Medical/Dental - Services 1.4%
Covalent Group, Inc. (b)	97,730	249,212
Omnicare, Inc.	3,270	113,207

		362,419
Metal Ores - Gold/Silver 4.6%
Apex Silver Mines, Ltd. (b)	28,990	498,048

SCHEDULE OF INVESTMENTS IN SECURITIES (continued)	December 31, 2004

STRONG MULTI CAP VALUE II FUND (continued)

	Shares or Principal Amount	Value (Note 2)
Harmony Gold Mining Company, Ltd. Sponsored ADR	31,300	$290,151
Meridian Gold, Inc. (b) (d)	4,600	87,262
Newmont Mining Corporation Holding Company	6,970	309,538

		1,184,999
Metal Ores - Miscellaneous 1.7%
Inco, Ltd. (b) (d)	12,060	443,567
Oil & Gas - Canadian Exploration & Production 3.1%
Canadian Natural Resources, Ltd. (d)	18,670	798,516
Oil & Gas - Drilling 2.3%
Helmerich & Payne, Inc. (d)	8,480	288,659
Transocean, Inc. (b) (d)	7,150	303,089

		591,748
Oil & Gas - Field Services 10.4%
Global Industries, Ltd. (b)	141,110	1,169,802
Key Energy Services, Inc. (b)	61,380	724,284
Layne Christensen Company (b)	5,900	107,085
Matrix Service Company (b)	18,964	152,850
Newpark Resources, Inc. (b)	48,180	248,127
Oceaneering International, Inc. (b)	3,890	145,175
Willbros Group, Inc. (b)	7,080	163,194

		2,710,517
Oil & Gas - International Exploration & Production 1.9%
CNOOC, Ltd. ADR (d)	9,320	505,051
Oil & Gas - United States Exploration & Production 13.5%
Forest Oil Corporation (b) (d)	22,540	714,969
Kerr McGee Corporation	2,020	116,736
McMoRan Exploration Company (b)	13,670	255,629
Noble Energy, Inc. (d)	5,380	331,731
Paramount Resources LTD	3,550	79,507
Petrohawk Energy Corporation (b)	7,160	61,290
Pioneer Natural Resources Company	10,670	374,517
Pogo Producing Company	4,700	227,903
Range Resources Corporation (d)	51,350	1,050,621
Stone Energy Corporation (b)	6,800	306,612

		3,519,515
Oil & Gas - United States Integrated 2.8%
El Paso Corporation	68,890	716,456
Pollution Control - Services 0.8%
Calgon Carbon Corporation	23,850	216,558
Retail - Clothing/Shoes 0.9%
Bakers Footwear Group, Inc. (b)	13,285	133,514
The Gymboree Corporation (b)	7,710	98,842

		232,356
Retail - Restaurants 1.2%
California Pizza Kitchen, Inc. (b) (d)	9,580	220,340
Darden Restaurants, Inc. (d)	3,300	91,542

		311,882
Retail/Wholesale - Computer/Cellular 0.4%
CellStar Corporation (b)	21,460	95,497
Steel - Producers 1.4%
United States Steel Corporation (d)	7,230	370,537
Steel - Specialty Alloys 3.4%
GrafTech International, Ltd. (b)	92,600	$875,996
Telecommunications - Equipment 6.1%
ADC Telecommunications, Inc. (b)	193,930	519,732
C-COR.net Corporation (b)	12,290	114,297
ECI Telecom, Ltd. (b)	106,010	865,996
ECtel, Ltd. (b)	21,935	80,063

		1,580,088
Telecommunications - Services 0.6%
Cincinnati Bell, Inc. (b)	37,220	154,463
Transportation - Truck 0.8%
Covenant Transport, Inc. Class A (b)	9,830	204,661
Utility - Electric Power 1.5%
TECO Energy, Inc.	25,730	394,698

Total Common Stocks (Cost $20,301,324)		25,413,493

Convertible Preferred Stocks 0.7%
Oil & Gas - United States Exploration & Production
Petrohawk Energy Corporation Series B (Acquired 11/16/04; Cost $155,000) (e)	2,000	171,200

Total Convertible Preferred Stocks (Cost $155,000)		171,200

Short-Term Investments (a) 1.7%
Repurchase Agreements (c)
State Street Bank (Dated 12/31/04), 0.85%, Due 1/03/05 (Repurchase proceeds $441,431); Collateralized by: United States Government & Agency Issues	441,400	441,400

Total Short-Term Investments (Cost $441,400)		441,400

Total Investments in Securities (Cost $20,897,724) 100.1%		26,026,093
Other Assets and Liabilities Net (0.1%)		(36,729)

Net Assets 100.0%		$25,989,364

WRITTEN OPTIONS ACTIVITY

	Contracts	Premiums
Options outstanding at beginning of year	230	$51,727
Options written during the year	1,520	302,896
Options closed	(1,030)	(188,518)
Options expired	(170)	(23,929)
Options exercised	(140)	(27,814)

Options outstanding at end of year	410	$114,362

WRITTEN CALL OPTION DETAIL

	Contracts (100 shares per contract)	Value (Note 2)
Briggs & Stratton Corporation (Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $3,270.)	10	$(3,350)
California Pizza Kitchen, Inc. (Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $785.)	5	(563)

STRONG MULTI CAP VALUE II FUND (continued)

	Contracts (100 shares per contract)	Value (Note 2)
Canadian Natural Resources, Ltd.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $1,670.)	10	$(3,150)
(Strike Price is $40.00. Expiration date is 3/18/05. Premium received is $13,045.)	35	(14,875)
(Strike Price is $45.00. Expiration date is 3/18/05. Premium received is $1,420.)	10	(1,575)
(Strike Price is $45.00. Expiration date is 6/17/05. Premium received is $5,540.)	20	(5,750)
Chicago Bridge & Iron Company NV
(Strike Price is $35.00. Expiration date is 4/15/05. Premium received is $2,335.)	5	(2,850)
CNOOC, Ltd. ADR
(Strike Price is $55.00. Expiration date is 3/18/05. Premium received is $2,920.)	10	(2,525)
(Strike Price is $60.00. Expiration date is 6/17/05. Premium received is $1,060.)	5	(1,012)
Coherent, Inc.
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $1,185.)	5	(963)
CV Therapeutics, Inc.
(Strike Price is $22.50. Expiration date is 1/21/05. Premium received is $2,790.)	20	(2,300)
(Strike Price is $17.50. Expiration date is 4/15/05. Premium received is $7,443.)	10	(6,950)
(Strike Price is $22.50. Expiration date is 4/15/05. Premium received is $4,768.)	10	(3,950)
Darden Restaurants, Inc.
(Strike Price is $25.00. Expiration date is 4/15/05. Premium received is $1,310.)	5	(1,700)
DHB Industries, Inc.
(Strike Price is $17.50. Expiration date is 2/18/05. Premium received is $10,143.)	40	(11,300)
(Strike Price is $20.00. Expiration date is 2/18/05. Premium received is $1,420.)	10	(1,600)
Forest Oil Corporation
(Strike Price is $30.00. Expiration date is 2/18/05. Premium received is $1,485.)	5	(1,300)
(Strike Price is $30.00. Expiration date is 5/20/05. Premium received is $6,105.)	15	(5,550)
Helmerich & Payne, Inc.
(Strike Price is $35.00. Expiration date is 2/18/05. Premium received is $1,455.)	15	(1,462)
(Strike Price is $30.00. Expiration date is 3/18/05. Premium received is $1,810.)	5	(2,250)
Inco, Ltd.
(Strike Price is $35.00. Expiration date is 1/21/05. Premium received is $1,585.)	5	(1,050)
(Strike Price is $40.00. Expiration date is 4/15/05. Premium received is $1,920.)	10	(1,250)
Meridian Gold, Inc.
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $1,570.)	10	(3,950)
Noble Energy, Inc.
(Strike Price is $60.00. Expiration date is 1/21/05. Premium received is $1,135.)	5	$(1,225)
(Strike Price is $65.00. Expiration date is 1/21/05. Premium received is $560.)	5	(175)
(Strike Price is $60.00. Expiration date is 2/18/05. Premium received is $1,542.)	5	(1,625)
Range Resources Corporation
(Strike Price is $20.00. Expiration date is 1/21/05. Premium received is $544.)	5	(500)
(Strike Price is $17.50. Expiration date is 3/18/05. Premium received is $2,370.)	10	(3,350)
(Strike Price is $20.00. Expiration date is 3/18/05. Premium received is $813.)	5	(787)
Seagate Technology
(Strike Price is $15.00. Expiration date is 1/21/05. Premium received is $1,035.)	15	(3,600)
Transocean, Inc.
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $1,435.)	5	(1,437)
(Strike Price is $40.00. Expiration date is 2/18/05. Premium received is $4,555.)	15	(5,400)
(Strike Price is $45.00. Expiration date is 5/20/05. Premium received is $1,260.)	5	(1,338)
United States Steel Corporation
(Strike Price is $40.00. Expiration date is 1/21/05. Premium received is $4,035.)	5	(5,650)
(Strike Price is $45.00. Expiration date is 1/21/05. Premium received is $2,235.)	5	(3,300)
(Strike Price is $50.00. Expiration date is 1/21/05. Premium received is $6,950.)	25	(6,688)
(Strike Price is $45.00. Expiration date is 4/15/05. Premium received is $4,835.)	5	(4,425)
(Strike Price is $55.00. Expiration date is 4/15/05. Premium received is $1,785.)	5	(1,800)
UNOVA, Inc.
(Strike Price is $22.50. Expiration date is 3/18/05. Premium received is $2,239.)	15	(5,325)

	410	$(127,850)

LEGEND

(a)	Short-term investments include any security which has a remaining maturity of less than one year and investments in money market funds.
(b)	Non-income producing security.
(c)	All or a portion of security is on loan. See Note 2(K) of Notes to Financial Statements.
(d)	All or a portion of this security is held in conjunction with open written option contracts.
(e)	Restricted and illiquid security.

Percentages are stated as a percent of net assets.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2004

Strong Multi Cap Value Fund II
Assets:
Investments in Securities, at Value (Cost of $20,897,724)	$26,026,093
Receivable for Securities Sold	418,482
Receivable for Fund Shares Sold	17,769
Dividends and Interest Receivable	9,640
Other Assets	4,791

Total Assets	26,476,775

Liabilities:
Payable for Securities Purchased	341,798
Payable for Fund Shares Redeemed	4,942
Written Options, at Value (Premiums Received of $114,362)	127,850
Accrued Operating Expenses and Other Liabilities	12,821

Total Liabilities	487,411

Net Assets	$25,989,364

Net Assets Consist of:
Capital Stock (Par Value and Paid-in Capital)	$23,645,136
Undistributed Net Investment Income (Loss)	96,372
Accumulated Net Realized Gain (Loss)	(2,867,025)
Net Unrealized Appreciation/Depreciation	5,114,881

Net Assets	$25,989,364

Capital Shares Outstanding (Unlimited Number Authorized)	2,208,901

Net Asset Value Per Share – Investor Class	$11.77

See Notes to Financial Statements.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2004

Strong Multi Cap Value Fund II
Income:
Dividends (net of foreign withholding taxes of $4,296)	$202,632
Interest	8,445

Total Income	211,077

Expenses:
Investment Advisory Fees	188,643
Administrative Fees	75,457
Custodian Fees	20,296
Shareholder Servicing Costs	62,502
Other	29,882

Total Expenses before Waivers and Offsets	376,780
Expense Waivers and Offsets (Note 4)	(93,733)

Expenses, Net	283,047

Net Investment Income (Loss)	(71,970)

Realized and Unrealized Gain (Loss):
Net Realized Gain (Loss) on:
Investments	1,923,243
Written Options	33,225

Net Realized Gain (Loss)	1,956,468
Net Change in Unrealized Appreciation/Depreciation on:
Investments	1,888,207
Written Options	(17,252)

Net Change in Unrealized Appreciation/Depreciation	1,870,955

Net Gain (Loss) on Investments	3,827,423

Net Increase (Decrease) in Net Assets Resulting from Operations	$3,755,453

See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

	Strong Multi Cap Value Fund II
	Year Ended Dec. 31, 2004	Year Ended Dec. 31, 2003
Operations:
Net Investment Income (Loss)	$(71,970)	$(16,136)
Net Realized Gain (Loss)	1,956,468	(1,382,553)
Net Change in Unrealized Appreciation/Depreciation	1,870,955	9,033,207

Net Increase (Decrease) in Net Assets Resulting from Operations	3,755,453	7,634,518
Distributions From Net Investment Income	—	(24,693)
Capital Share Transactions:
Proceeds from Shares Sold	3,570,867	5,512,320
Proceeds from Reinvestment of Distributions	—	24,693
Payment for Shares Redeemed	(9,049,928)	(9,478,404)

Net Increase (Decrease) in Net Assets from Capital Share Transactions	(5,479,061)	(3,941,391)

Total Increase (Decrease) in Net Assets	(1,723,608)	3,668,434

Net Assets:
Beginning of Year	27,712,972	24,044,538

End of Year	$25,989,364	$27,712,972

Undistributed Net Investment Income (Loss)	$96,372	$—

Transactions in Shares of the Fund:
Sold	339,924	667,110
Issued in Reinvestment of Distributions	—	2,442
Redeemed	(880,386)	(1,217,660)

Net Increase (Decrease) in Shares of the Fund	(540,462)	(548,108)

See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

STRONG MULTI CAP VALUE FUND II

	Year Ended
	Dec. 31, 2004	Dec. 31, 2003		Dec. 31, 2002	Dec. 31, 2001		Dec. 31, 2000
Selected Per-Share Data(a)
Net Asset Value, Beginning of Period	$10.08	$7.29		$10.19	$9.79		$9.12
Income From Investment Operations:
Net Investment Income (Loss)	(0.03)	(0.00	)(b)	0.01	0.04		0.04
Net Realized and Unrealized Gains (Losses) on Investments	1.72	2.80		(2.36)	0.36		0.67

Total from Investment Operations	1.69	2.80		(2.35)	0.40		0.71

Less Distributions:
From Net Investment Income	—	(0.01)		(0.04)	(0.00	)(b)	(0.04)
From Net Realized Gains	—	—		(0.51)	(0.00	)(b)	—

Total Distributions	—	(0.01)		(0.55)	(0.00	)(b)	(0.04)

Net Asset Value, End of Period	$11.77	$10.08		$7.29	$10.19		$9.79

Ratios and Supplemental Data
Total Return(c)	+16.77%	+38.39%		–23.16%	+4.12%		+7.82%
Net Assets, End of Period (In Millions)	$26	$28		$24	$33		$19
Ratio of Expenses to Average Net Assets before Expense Waivers and Offsets	1.5%	1.6%		1.4%	1.3%		1.4%
Ratio of Expenses to Average Net Assets	1.1%	1.1%		1.2%	1.2%		1.2%
Ratio of Net Investment Income (Loss) to Average Net Assets	(0.3)%	(0.1)%		0.1%	0.4%		0.5%
Portfolio Turnover Rate	72.4%	70.5%		70.3%	60.7%		56.5%

(a)	Information presented relates to a share of capital stock of the Fund outstanding for the entire period.
(b)	Amount calculated is less than $0.005.
(c)	Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

December 31, 2004

1.	Organization

Strong Multi Cap Value Fund II (the “Fund”) (a series fund of Strong Variable Insurance Funds, Inc.) is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Fund offers and sells its shares only to separate accounts of insurance companies for the purpose of funding variable annuity and variable life insurance contracts. At December 31, 2004, approximately 44%, 26%, and 15% of the Fund’s shares were owned by the separate accounts of three insurance companies.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

(A)	Security Valuation — Securities of the Fund traded on a national securities exchange are valued each business day at the last sales price on that principal exchange. Securities traded on the NASDAQ Stock Market are valued each business day using the NASDAQ Official Closing Price (“NOCP”). Exchange-traded securities for which there were no transactions and NASDAQ-traded securities for which there is no NOCP are valued at the mean of the bid and ask prices. Securities for which market quotations are not readily available are fair valued as determined in good faith under the general supervision of the Fund’s Board of Directors. Some of the Fund’s portfolio securities may be listed on foreign exchanges that close before the U.S. markets and that trade on days when the U.S. markets are closed. As a result, management, under the supervision of the Fund’s Board of Directors, will consider significant events affecting foreign securities and the movements of the domestic markets that occur after the close of the foreign markets and before the time a Fund’s net asset value (“NAV”) is calculated in valuing such foreign securities. Securities that are purchased within 60 days of their stated maturity are valued at amortized cost, which approximates fair value.

The Fund may own certain securities that are restricted as to resale. Restricted securities include Section 4(2) commercial paper, securities issued in a private placement, or securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933. Restricted securities may be determined to be liquid or illiquid. Securities are deemed illiquid based upon guidelines established by the Fund’s Board of Directors. Illiquid securities are valued after giving due consideration to pertinent factors, such as recent private sales, market conditions, and the issuer’s financial performance.

The aggregate cost and fair value of restricted securities held at December 31, 2004, that are deemed illiquid, are as follows:

	Aggregate Cost	Aggregate Fair Value	Percent of Net Assets
Strong Multi Cap Value Fund II	$155,000	$171,200	0.7%

(B)	Federal Income and Excise Taxes and Distributions to Shareholders — The Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders in a manner which results in no tax cost to the Fund. Therefore, no federal income or excise tax provision is recorded.

Undistributed net investment income or accumulated net realized gains for financial statement purposes may differ from what is determined for federal income tax purposes due to differences in the timing, recognition, and characterization of income, expense, and capital gain items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction.

The Fund generally pays dividends from net investment income and distributes net realized capital gains, if any, at least annually.

(C)	Realized Gains and Losses on Investment Transactions — Investment security transactions are recorded as of the trade date. Gains or losses realized on investment transactions are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

(D)	Certain Investment Risks — The Fund may utilize derivative instruments including options, futures, and other instruments with similar characteristics to the extent that they are consistent with the Fund’s investment objectives and limitations. The Fund intends to use such derivative instruments primarily to hedge or protect itself from adverse movements in securities’ prices, foreign currencies, or interest rates. The use of these instruments involves certain risks, including the possibility that the future value of the underlying assets or indices fluctuate (in the case of futures and options), the derivative becomes illiquid, an imperfect correlation arises between the value of the derivatives and the underlying assets or indices, or that the counterparty fails to perform its obligations when due.

Investments in foreign-denominated assets or forward foreign currency contracts may involve greater risks than domestic investments such as foreign-related risks created by currency rate fluctuations, foreign political and economic instability, foreign financial reporting standards and taxes, and foreign securities markets and issuer regulation.

(E)	Futures — Upon entering into a futures contract, the Fund segregates cash and/or other liquid investments equal to the minimum “initial margin” requirements of the exchange and the futures commission merchant or broker. The Fund designates liquid securities or cash as collateral on open futures contracts. During the term of the futures contract, the Fund also receives credit from, or pays to, the futures commission merchant or broker an amount of cash or liquid assets equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as “variation margin” and are recorded as unrealized gains or losses by the Fund. When the futures contract is closed, a realized gain or loss is recorded equal to the difference between the value of the futures contract at the time it was opened and the value at the time it was closed.

(F)	Written Options — The Fund may write put or call options. Premiums received by the Fund upon writing put or call options are recorded as an asset with a corresponding liability that is subsequently adjusted daily to the current market value of the option. Changes between the initial premiums received and the current market value of the options are recorded as unrealized gains or losses by the Fund. When a written option is closed, expired, or exercised, the Fund realizes a gain or loss and the liability is eliminated. The Fund continues to bear the risk of adverse movements in the price of the underlying asset during the period of the written option, although any potential loss during the period would be reduced by the amount of the option premium received by the Fund. The Fund designates liquid securities or cash on its books to cover its financial exposure on open written options contracts.

(G)	Foreign Currency Conversion — Securities and other assets and liabilities initially expressed in foreign currencies are converted daily into U.S. dollars based upon current exchange rates. Purchases and sales of foreign securities and foreign income are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. The effect of changes in foreign exchange rates on realized and unrealized security gains or losses is reflected as a component of such gains or losses.

(H)	Forward Foreign Currency Exchange Contracts — Forward foreign currency exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, the Fund records an exchange gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(I)	Short Positions — The Fund may engage in short sale transactions. For financial statement purposes, an amount equal to the settlement amount is included in the Statement of Assets and Liabilities as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current value of the short position. Changes between the amount of the liability and the current market value of the short positions are recorded as unrealized gains or losses. The Fund is liable to the buyer for any dividends payable on securities while those securities are in a short position. These dividends are an expense of the Fund and are included in Other Expenses in the Statement of Operations. If the Fund sells securities short while also holding the long position in the security, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises. If the Fund sells securities short when not holding the long position in the security, it will experience a loss if the market price of the security increases between the date of the short sale and the date the security is replaced.

(J)	Repurchase Agreements — The Fund may enter into repurchase agreements with institutions that the Fund’s investment advisor, Strong Capital Management, Inc. (the “Advisor”), has determined are creditworthy. Each repurchase transaction is recorded at cost, which approximates fair value. The Fund requires that the collateral, represented by cash and/or securities (primarily U.S. government securities), in a repurchase transaction be maintained in a segregated account under the control of the Fund’s custodial bank in a manner sufficient to enable the Fund to liquidate those securities in the event of a default of the counterparty. On a daily basis, the Fund’s custodial bank monitors the value of the collateral, including accrued interest, to ensure it is at least equal to the amount owed to the Fund under each repurchase agreement.

(K)	Securities Lending — The Fund has entered into a Securities Lending Agreement (the “Agreement”) with State Street Bank and Trust Company. Under the terms of the Agreement, the Fund may lend portfolio securities to qualified institutional borrowers in order to earn additional income. The Agreement requires that loans are collateralized at all times by cash and cash equivalents equal to at least 102% of the market value of the aggregate loaned securities, plus accrued interest, and the collateral is marked-to-market daily. Cash collateral received is invested in repurchase agreements, investment funds, government obligations, and/or bank obligations. At December 31, 2004, the Fund had no securities on loan.

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

The three primary risks associated with securities lending are: a borrower defaulting on its obligation to return the securities loaned resulting in a shortfall on the posted collateral; a principal loss arising from the lending agent’s investment of cash collateral; and the inability of the lending Fund to recall a security in time to exercise valuable voting rights or sell the security. In each case, the lending agent has indemnified the Fund for these types of losses.

(L)	Directed Brokerage — Through November 30, 2004, the Fund directed certain portfolio trades to brokers who, in turn, paid a portion of the Fund’s expenses not applicable to the Advisor or its affiliates. Such amounts are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(M)	Earnings Credit Arrangements — Credits are earned on positive cash balances maintained in custodian accounts. These credits serve to reduce the custodian’s fees incurred by the Fund and are included in Expense Waivers and Offsets reported in the Fund’s Statement of Operations and in Note 4.

(N)	Expenses — The Fund and other affiliated Strong Funds contract for certain services on a collective basis. The majority of the expenses are directly identifiable to an individual Fund. Expenses that are not readily identifiable to a specific Fund will be allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Strong Funds.

(O)	Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in these financial statements. Actual results could differ from those estimates.

(P)	Indemnifications — In the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of material loss to be remote under any of these indemnification agreements.

(Q)	Other — Dividend income, net of applicable withholding taxes, and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis and includes amortization of premiums and discounts on the interest method.

3.	Related Party Transactions

The Advisor provides investment advisory and related services to the Fund. Strong Investor Services, Inc. (the “Administrator”), an affiliate of the Advisor, provides administrative, transfer agent, and related services to the Fund. Certain officers are affiliated with the Advisor and the Administrator. Investment advisory and administration fees, which are established by terms of the advisory and administration agreements, are based on an annualized rate of the average daily net assets of the Fund. The investment advisory fees are 0.75% for assets under $4 billion, 0.725% for the next $2 billion assets, and 0.70% for assets $6 billion and above. The administrative fees are 0.30% of the daily net assets of the Fund.

The Fund’s Advisor and/or Administrator may voluntarily waive or absorb certain expenses at their discretion. Pursuant to the direction of the Board and in implementation of certain regulatory settlements (as described in Note 8), the Advisor has contractually agreed to waive its fees and/or absorb expenses in the amount of 0.033% for the Fund from May 21, 2004 until May 21, 2005. However, the Fund is expected to reorganize into the Wells Fargo Funds family on April 11, 2005 and be subject to a different expense structure. Transfer agent and related service fees are based on the lesser of various agreed-upon contractual percentages of the average daily net assets of the Fund or a contractually established rate for each participant account. Transfer agent fees are recorded in the Shareholder Servicing Costs in the Fund’s Statement of Operations. The Administrator also allocates to the Fund certain charges or credits resulting from transfer agency banking activities based on the Fund’s level of subscription and redemption activity. Transfer Agency Banking Charges allocated to the Fund by the Administrator, if any, are included in Other Expenses in the Fund’s Statement of Operations. Transfer Agency Banking Credits allocated by the Administrator, if any, serve to reduce the transfer agency expenses incurred by the Fund and are included in Expense Waivers and Offsets in the Fund’s Statement of Operations and in Note 4. The Administrator is also compensated for certain other out-of-pocket expenses related to transfer agent services.

The Fund may invest cash in money market funds managed by the Advisor, subject to certain limitations set by the Fund’s Board of Directors and applicable law.

The amount payable to the Advisor or Administrator at December 31, 2004, shareholder servicing and other related expenses paid to the Administrator, transfer agency banking charges, and unaffiliated directors’ and independent officers’ fees, excluding the effects of waivers and absorptions, for the year ended December 31, 2004 are $4,998, $62,502, $366, and $1,641, respectively.

4.	Expense Waivers and Offsets

Expense waivers and offsets for the year ended December 31, 2004 included expense waivers and absorptions*, transfer agency banking credits, earnings credits, and directed brokerage credits of $82,428, $0, $76, and $11,229, respectively.

*	These amounts include the contractually agreed upon waivers of fees and/or absorptions of expenses for the period from May 21, 2004 thru December 31, 2004 pursuant to the direction of the Board and in implementation of certain regulatory settlements as discussed in Note 3 and in Note 8. These amounts also include reimbursement by the Advisor for the legal costs incurred by the funds for the legal and regulatory matters discussed in Note 8.

5.	Line of Credit

The Strong Funds have established a line of credit agreement (“LOC”) with certain financial institutions, which expires June 30, 2005, to be used for temporary or emergency purposes. Combined borrowings among all participating Strong Funds are subject to a $200 million cap on the total LOC. For an individual Fund, borrowings under the LOC are limited to either the lesser of 15% of the market value of the Fund’s total assets or any explicit borrowing limits in the Fund’s registration statement. The principal amount of each borrowing under the LOC is due not more than 45 days after the date of the borrowing. Borrowings under the LOC bear interest based on prevailing market rates as defined in the LOC. A commitment fee of 0.09% per annum is incurred on the unused portion of the LOC and is allocated to all participating Strong Funds based on their net asset values. There were minimal borrowings by the Fund under the LOC during the year. At December 31, 2004, there were no outstanding borrowings by the Fund under the LOC.

6.	Investment Transactions

The aggregate purchases and sales of long-term securities during the year ended December 31, 2004 were $17,781,502 and $22,019,913, respectively. There were no purchases or sales of long-term U.S. government securities during the year ended December 31, 2004.

7.	Income Tax Information

At December 31, 2004, the cost of investments in securities for federal income tax purposes was $22,069,029. Net unrealized appreciation of securities was $3,957,063, consisting of gross unrealized appreciation and depreciation of $4,478,030 and $520,967 respectively. The differences between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses on security transactions. At December 31, 2004, distributable ordinary income and distributable long-term capital gains were $96,372 and $0, respectively.

The tax components of dividends paid during the years ended December 31, 2004 and 2003 and capital loss carryovers (expiring in 2011) as of December 31, 2004, and tax basis post-October losses as of December 31, 2004, which are not recognized for tax purposes until the first day of the following fiscal year, are:

	2004 Income Tax Information				2003 Income Tax Information
	Ordinary Income Distributions	Long-Term Capital Gains Distributions	Net Capital Loss Carryovers	Post-October Losses	Ordinary Income Distributions	Long-Term Capital Gains Distributions
Strong Multi Cap Value Fund II	$—	$—	$1,695,719	$—	$24,693	$—

For corporate shareholders in the Fund, the percentages of ordinary dividend income distributed for the year ended December 31, 2004, which is designated as qualifying for the dividends-received deduction, is 0.0% (unaudited).

For shareholders in the Fund, the percentages of dividend income distributed for the year ended December 31, 2004, which is designated as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, is 0.0% (unaudited).

The Fund utilized $1,995,203 of its capital loss carryovers during the year ended December 31, 2004.

8.	Legal and Regulatory Matters

On or about May 20, 2004, the Advisor, the Administrator, and the Distributor (collectively, “Strong”), former chairman Richard S. Strong, and two employees of Strong entered into agreements with the Securities and Exchange Commission (“SEC”), the New York Attorney General (“NYAG”), the State of Wisconsin Department of Justice (the Wisconsin Attorney General), and the Wisconsin Department of Financial Institutions representing a settlement of all the market-timing

NOTES TO FINANCIAL STATEMENTS (continued)

December 31, 2004

investigations of Strong and certain affiliates by these agencies. In the settlements, Strong, without admitting or denying the findings in any of the orders, consented to entries of cease and desist orders and injunctive relief relating to breaches of their fiduciary duties and violations of state and federal securities laws, including anti-fraud provisions. The settlements require the Advisor to pay $40 million in investor restoration and $40 million in civil penalties. The settlements require Mr. Strong to pay $30 million in investor restoration and $30 million in civil penalties. The NYAG settlement also requires Strong or its successor to reduce fees for all Funds (except money market funds and certain very short-term income funds) by an aggregate of at least $7 million a year for five years. Separately, the Board of Directors of the Strong Funds and the Advisor have agreed that the Advisor may allocate such fee and/or expense reductions in a manner it deems reasonable, provided that (i) each applicable Fund shall participate in such fee reduction, (ii) each Fund that was impacted by market timing related to the settlements shall receive a fee reduction of at least 0.025% each year, (iii) such fee reduction shall be taken after giving effect to all waivers and reimbursements currently in effect, and (iv) fees and expenses shall not subsequently be increased without prior Board approval. Additionally, the settlements require, among other things: 1) retention of an independent consultant to develop a payment plan for the amount of investor restoration; 2) the services of an independent compliance consultant to conduct a periodic review of Strong’s compliance policies and procedures; and 3) enhanced corporate governance policies for the Strong Funds. The NYAG settlement also requires: 1) the retention of a senior officer to assist the Board in monitoring compliance and reviewing fee arrangements; and 2) additional fee disclosure to investors in the Funds. Strong and Mr. Strong, and not the investors in any Strong Fund, will bear all the costs of complying with the settlements, including restoration, civil penalties, and associated legal fees stemming from these regulatory proceedings. Strong has not yet determined if the investor restoration or civil penalties will create any financial benefit to the Strong Funds.

Strong has received one or more subpoenas or requests for information from the West Virginia Attorney General and other regulatory agencies requesting documents, if any, related to market timing and late trading practices. Strong is aware of multiple outstanding class and derivative actions (“Actions”) filed since September 4, 2003, against Strong, Strong Funds, Strong Financial Corporation, Strong Investments, Inc., Strong affiliates, and certain of their employees, officers, directors, and others as defendants in certain federal and state courts with respect to factual matters referenced in the NYAG settlement. On February 20, 2004, the United States Judicial Panel for Multi District Litigation (“MDL”) ordered the transfer of most of the Actions to the District of Maryland so those cases involving Strong could be coordinated and consolidated into one or two actions covered by a single complaint (“MDL Consolidated Actions”). The MDL ordered all or most of the other federal court Actions and certain state court Actions involving Strong to be consolidated into no more than three actions and be heard by the District of Maryland court. On September 30, 2004, three consolidated amended complaints were filed in the District of Maryland court. The Actions generally allege, among other things, that the defendants violated their fiduciary duty to fund shareholders and certain retirement plan participants, and made false and misleading statements in the funds’ prospectuses in violation of federal and state securities laws. The Actions generally seek one or more of the following: compensatory damages, punitive damages, special damages, exemplary damages, rescission, restitution, payment of plaintiffs’ attorneys’ fees and experts’ fees, and/or replacement of the Board of Directors of the Strong Funds. Certain state Actions were not consolidated into the MDL Consolidated Actions and proceedings in these state court Actions have been or may be stayed or proceed independently of the MDL Consolidated Actions.

The Strong Funds will not bear any costs incurred in connection with these Actions. Based on currently available information, Strong believes that the Actions will not have a material adverse financial impact on the Strong Funds, and are not likely to materially affect Strong’s ability to provide investment management services to its clients, including the Strong Funds. The Funds may experience increased redemptions or a decrease in new sales of shares as a result of the regulatory settlements and the ongoing Actions, which could result in increased transaction costs and operating expenses, or otherwise negatively impact the Strong Funds.

9.	Pending Fund Merger

On May 26, 2004, Strong Financial Corporation (“SFC”) announced that it reached a definitive agreement with Wells Fargo & Company (“Wells Fargo”) for Wells Fargo to acquire certain assets of SFC and certain of its affiliates, including the Advisor. As part of the transaction, Fund shareholders met on December 10, 2004 or December 22, 2004 on various matters including appointing Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo, as a new investment advisor for the Strong Funds. A reorganization of the Strong Funds into the Wells Fargo Funds family is anticipated to take place in April 2005.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

of Strong Multi Cap Value Fund II:

We have audited the accompanying statement of assets and liabilities of Strong Multi Cap Value Fund II (hereafter referred to as the “Fund”), including the schedule of investments, as of December 31, 2004, and the related statement of operations for the year then ended, the statement of changes in net assets for the year then ended, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the period ended December 31, 2003 and the financial highlights for each of the years or periods ended December 31, 2003, and prior, were audited by other auditors whose report thereon dated February 3, 2004 expressed an unqualified opinion on those financial statements.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of December 31, 2004, the results of its operations for the year then ended, the changes in its net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Chicago, Illinois

February 14, 2005

RESULTS OF SHAREHOLDERS MEETING (Unaudited)	December 31, 2004

Results of Special Meeting of Shareholders of Strong Multi Cap Value Fund II

At a Special Meeting of the Shareholders of the Fund held on December 10, 2004, shareholders approved the following proposals: To approve the reorganization of the Strong Multi Cap Value Fund II into the Wells Fargo Advantage Multi Cap Value Fund.

For	Against	Abstain
2,036,177.929	77,494.727	184,956.476

To approve an interim advisory agreement with Wells Fargo Funds Management, LLC.

For	Against	Abstain
2,030,066.489	79,998.121	188,564.522

To approve an interim sub-advisory agreement with Wells Capital Management Incorporated.

For	Against	Abstain
2,040,603.997	91,805.363	166,219.772

Appointment of Messrs. Phillip O. Peterson, William F. Vogt, and Gordon B. Greer as Trustees of the Liquidating Trust, which is referenced in the Agreement and Plan of Reorganization.

For	Against	Abstain
2,298,629.132	—	—

DIRECTORS AND OFFICERS

Each officer and director holds the same position with the 27 registered open-end management investment companies consisting of 70 mutual funds (“Strong Funds”).

Willie D. Davis (DOB 7-24-34), Director of the Strong Funds since July 1994.

Mr. Davis has been President and Chief Executive Officer of All Pro Broadcasting, Inc., since 1977; Director of Wisconsin Energy Corporation (formerly WICOR, Inc., a utility company) since 1990, Metro-Goldwyn-Mayer, Inc. (an entertainment company) since 1998, Checker’s Drive-In Restaurants, Inc. (formerly Rally’s Hamburgers, Inc.) since 1994, Johnson Controls, Inc. (an automotive systems and facility management company) since 1992, MGM Mirage (formerly MGM Grand, Inc., an entertainment/hotel company) since 1990, Dow Chemical Company since 1988, Sara Lee Corporation (a food/consumer products company) since 1983, Alliance Bank since 1980, Manpower, Inc. (a worldwide provider of staffing services) since 2001, Bassett Furniture Industries, Inc. from 1997 to December 2004, and Kmart Corporation (a discount consumer products company) from 1985 to 2003; and Trustee of the University of Chicago since 1980 and Marquette University since 1988.

Gordon B. Greer (DOB 2-17-32), Director of the Strong Funds since March 2002.

Mr. Greer was Of Counsel for Bingham McCutchen LLP (a law firm previously known as Bingham Dana LLP) from 1997 to February 2002 and Partner of Bingham McCutchen LLP from 1967 to 1997. On behalf of Bingham McCutchen LLP, Mr. Greer provided representation to the disinterested directors of the Strong Funds from 1991 to February 2002. Bingham McCutchen LLP has provided representation to the Independent Directors of the Strong Funds since 1991.

Stanley Kritzik (DOB 1-9-30), Director of the Strong Funds since January 1995 and Chairman of the Audit Committee of the Strong Funds since July 2000.

Mr. Kritzik has been Partner of Metropolitan Associates (a real estate firm) since 1962; Director of Wisconsin Health Information Network from November 1997 to September 2004, Health Network Ventures, Inc. from 1992 to April 2000, and Aurora Health Care from September 1987 to September 2002; and Member of the Board of Governors of Snowmass Village Resort Association from October 1999 to October 2002.

Neal Malicky (DOB 9-14-34), Director of the Strong Funds since December 1999.

Mr. Malicky has been President Emeritus of Baldwin-Wallace College since July 2000; Chancellor of Baldwin-Wallace College from July 1999 to June 2000; President of Baldwin-Wallace College from July 1981 to June 1999; Trustee of Southwest Community Health Systems, Cleveland Scholarship Program, and The National Conference for Community and Justice until 2001; President of the National Association of Schools and Colleges of the United Methodist Church, Chairperson of the Association of Independent Colleges and Universities of Ohio, and Secretary of the National Association of Independent Colleges and Universities until 2001.

William F. Vogt (DOB 7-19-47), Director and Chairman of the Independent Directors Committee of the Strong Funds since January 1995.

Mr. Vogt has been President of Vogt Holdings, LLC since July 2004; Senior Vice President of IDX Systems Corporation (a management consulting firm) from June 2001 to June 2004; President of Vogt Management Consulting, Inc. from July 1990 to June 2001; and former Fellow of the American College of Medical Practice Executives.

DIRECTORS AND OFFICERS (continued)

Ane K. Ohm (DOB 10-16-69), Anti-Money Laundering Compliance Officer of the Strong Funds since November 2002.

Ms. Ohm has been Anti-Money Laundering Compliance Officer of Strong Financial Corporation since February 2003; Assistant Executive Vice President of Strong Financial Corporation since November 2003; Assistant Executive Vice President of Strong Capital Management, Inc. (the “Advisor”) since December 2001; Director of Mutual Fund Administration of Strong Investor Services, Inc. since April 2001; Vice President of Strong Investor Services, Inc. since December 2001; and Marketing Services Manager of Strong Investments, Inc. (the “Distributor”) from November 1998 to April 2001.

R. Michael Parker (DOB 6-17-45), Chief Compliance Officer of the Strong Funds since August 2004.

Mr. Parker was a Senior Compliance Examiner with the United States Securities and Exchange Commission from April 1970 to April 2004.

Phillip O. Peterson (DOB 12-5-44), Independent President of the Strong Funds since January 2004.

Mr. Peterson was a mutual fund industry consultant from August 1999 to December 2003; Partner of KPMG LLP from 1981 to July 1999; Director of The Hartford Group of Mutual Funds (71 funds) since 2002; and Director of the Fortis Mutual Fund Group (38 funds) from 2000 to 2002.

John W. Widmer (DOB 1-19-65), Treasurer of the Strong Funds since April 1999; Secretary of the Strong Funds since November 2004.

Mr. Widmer has been Treasurer of the Advisor since April 1999; Assistant Treasurer of Strong Financial Corporation since December 2001; Secretary of Strong Financial Corporation since September 2004; Assistant Secretary of Strong Financial Corporation from December 2001 to January 2003; Treasurer of Strong Service Corporation since April 1999; Treasurer and Secretary of Strong Investor Services, Inc. since September 2004; Treasurer and Assistant Secretary of Strong Investor Services, Inc. from July 2001 to September 2004; and Manager of the Financial Management and Sales Reporting Systems department of the Advisor from May 1997 to April 1999.

Thomas M. Zoeller (DOB 2-21-64), Vice President of the Strong Funds since October 1999.

Mr. Zoeller has been Executive Vice President of the Advisor since April 2001; Chief Financial Officer of the Advisor since February 1998; Secretary of the Advisor from December 2001 to November 2002; Member of the Office of the Chief Executive of Strong Financial Corporation since May 2001; Chief Financial Officer and Treasurer of Strong Investments, Inc. from October 1993 to September 2004; Executive Vice President of Strong Investor Services, Inc. since July 2001; Secretary of Strong Investor Services, Inc. from July 2001 to May 2003; Executive Vice President, Chief Financial Officer, and Secretary of Strong Service Corporation since December 2001; Treasurer of Strong Service Corporation from September 1996 to April 1999; Vice President of Strong Service Corporation from April 1999 to December 2001; Member of the Office of the Chief Executive of the Advisor from November 1998 until May 2001; Senior Vice President of the Advisor from February 1998 to April 2001; and Director of Capital Processing International, LLC since September 2004.

Effective January 2005, Dana J. Russart replaced Mr. Zoeller as Vice President of the Strong Funds.

Except for Messrs. Davis, Malicky, and Vogt, the address of all of the Directors and Officers is P.O. Box 2936, Milwaukee, WI 53201. Mr. Davis’s address is 161 North La Brea, Inglewood, CA 90301. Mr. Malicky’s address is 4608 Turnberry Drive, Lawrence, KS 66047. Mr. Vogt’s address is P.O. Box 7657, Avon, CO 81620.

The statement of additional information contains additional information about fund directors and officers and is available without charge, upon request, by calling 1-800-368-3863.

Directors

Willie D. Davis

Gordon B. Greer

Stanley Kritzik

Neal Malicky

William F. Vogt

Officers

Ane K. Ohm, Anti-Money Laundering Compliance Officer

R. Michael Parker, Chief Compliance Officer

Phillip O. Peterson, Independent President

John W. Widmer, Treasurer and Secretary

Thomas M. Zoeller, Vice President

Investment Advisor

Strong Capital Management, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Distributor

Strong Investments, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue, Kansas City, Missouri 64105

Transfer Agent and Dividend-Disbursing Agent

Strong Investor Services, Inc.

P.O. Box 2936, Milwaukee, Wisconsin 53201

Independent Registered Public Accounting Firm

KPMG LLP

303 East Wacker Drive, Chicago, IL 60601-5212

Legal Counsel

Godfrey & Kahn, S.C.

780 North Water Street, Milwaukee, Wisconsin 53202

Contact Us

To learn more about our funds, discuss an existing account, or conduct a transaction, call 1-800-368-3863 or visit www.Strong.com.

To reach us by mail, please forward to Strong Investments, P.O. Box 2936, Milwaukee, Wisconsin 53201.

Please carefully consider a fund’s investment objectives, risks, charges, and expenses before investing. For this and other information, call us or visit our web site for a free prospectus. Please read it carefully before you invest or send money.

If you are a Financial Professional, call 1-800-368-1683.

Proxy Voting Information

To receive a free copy of the policies and procedures the funds use to determine how to vote proxies relating to portfolio securities, or to receive a free copy of a fund’s proxy voting record for the most recent 12-month period ending on June 30, call 1-800-368-3863, or visit the Securities and Exchange Commission’s (SEC) web site at www.sec.gov.

Filing of Portfolio Holdings

The funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s web site at www.sec.gov, and may be reviewed and copied at the SEC’s public reference rooms at 450 Fifth Street, N.W., Washington, D.C. 20549, or at the SEC’s regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900.

This report does not constitute an offer for the sale of securities. Strong Funds are offered for sale by prospectus only. Securities are offered through Strong Investments, Inc. RT48474 02-05

WH3175 12-04

Item 2. Code of Ethics

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above that apply to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and relate to any element of the code of ethics definition.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Item 3. Audit Committee Financial Expert

The registrant’s Board of Directors has determined that independent director Stanley Kritzik qualifies as an Audit Committee financial expert. The designation of a person as an “Audit Committee financial expert” does not mean that the person has any greater duties, obligations, or liability than those imposed on the persons without the “Audit Committee financial expert” designation. Similarly, the designation of a person as an “Audit Committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or Board of Directors.

Item 4. Principal Accountant Fees and Services

(a) – (d) Aggregate fees billed to the registrant for the last two fiscal years for professional services rendered by the registrant’s principal accountant were as follows:

	2004
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Variable Insurance Funds, Inc.	$15,171	$0	$0	$0

	2003
	Audit Fees	Audit Related Feed	Tax Fees	Other Fees
Strong Variable Insurance Funds, Inc.	$27,257	$0	$2,313	$0

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements, specifically the review of regulatory filings related to reorganizations and new share classes. Tax fees include amounts related to tax compliance, tax planning, and tax advice. Other fees include the registrant’s pro-rata share amounts for products and services other than those reported above.

(e) (1) The Audit Committee is required to preapprove audit and non-audit services performed for the Funds by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. The Audit Committee also is required to preapprove certain non-audit services performed by the Funds’ independent auditor for the Funds’ investment adviser and certain of the adviser’s affiliates if the services relate directly to the operations and financial reporting of the Funds. Unless a type of service to be performed by the independent auditor has received preapproval, it will require specific preapproval by the Audit Committee. Any proposed services exceeding preapproved cost levels will require separate preapproval by the Audit Committee.

Notwithstanding any provision of this Policy, the Audit Committee is not required to preapprove services for which preapproval is not required by applicable law, including de minimis services (defined as non-audit services that constitute no more than 5% of the total amount of revenues paid to the independent auditor during the year in which the services are provided) and grandfathered services.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibility to preapprove services performed by the independent auditor to management.

(2) No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate fees billed for the most recent fiscal year (2004) and the preceding fiscal year (2003) by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $476,259 for 2004 and $512,254 for 2003.

(h) All non-audit services rendered in (g) above were preapproved by the registrant’s Audit Committee. Accordingly, these services were considered by the registrant’s Audit Committee in maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Not applicable; a full Schedule of Investments is included in Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchases

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the Funds’ Board of Directors.

Item 10. Controls and Procedures

(a) An evaluation was performed within 90 days from the date hereof under the supervision of the Registrant’s management, including the principal executive officer and treasurer, regarding the effectiveness of the registrant’s disclosure controls and procedures. Based on that evaluation, it was determined that such disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the Registrant in the reports it files or submits on Form N-CSR (1) is accumulated and communicated to the Registrant’s management, including its principal executive officer and treasurer, to allow timely decisions regarding required disclosure, and (2) is recorded, processed, summarized, and reported within the time periods specified in the Commission’s rules and forms.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 11. Exhibits

The following exhibits are attached to this Form N-CSR:

11 (a) (1)	Code of Ethics required by Item 2 of Form N-CSR

11 (a) (2)	Certification of Principal Executive Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

Certification of Principal Financial Officer Required by Section 302 of the Sarbanes-Oxley Act of 2002

11 (b)	Certification of Chief Executive Officer and Chief Financial Officer Required by Section 906 of the Sarbanes-Oxley Act of 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Strong Variable Insurance Funds, Inc., on behalf of Strong Discovery Fund II, Strong Mid Cap Growth Fund II and Strong Multi Cap Value Fund II

By:	/s/ Dana J. Russart
Dana J. Russart, Principal Executive Officer

Date: February 14, 2005

By:	/s/ John W. Widmer
John W. Widmer, Treasurer (Principal Financial Officer) and Secretary

Date: February 14, 2005